As filed with the Securities and Exchange Commission on September 20, 2000
                                                 Registration No. 333-38550


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2



        [x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     [x] Pre-Effective Amendment No. 1
                                   and/or

    [x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                            [x] Amendment No. 1


                    EXCELSIOR VENTURE INVESTORS III, LLC
             (Exact name of registrant as specified in charter)
            114 WEST 47TH STREET, NEW YORK, NEW YORK 10036-1532
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 852-3125


                               DAVID I. FANN
                            DOUGLAS A. LINDGREN
                  EXCELSIOR VENTURE INVESTORS FUND III, LLC
            114 WEST 47TH STREET, NEW YORK, NEW YORK 10036-1532
                  (Name and Address of Agents for Service)

                                 COPIES TO:

THOMAS A. DECAPO, ESQ.                          IRENE S. GREENBERG, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP        UNITED STATES TRUST COMPANY OF
ONE BEACON STREET                               NEW YORK
BOSTON, MA  02108-3194                          114 WEST 47TH STREET
PHONE NO.: (617) 573-4814                       NEW YORK, NEW YORK  10036-1532
FAX NO.: (617) 573-4822                         PHONE NO.: (212) 852-1367
                                                FAX NO.: (212) 852-1310


     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box........... [x]


               CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================================================
                                      Proposed Amount   Proposed Maximum                              Amount of
      Title of Securities                 being          Offering Price      Maximum Aggregate      Registration
       Being Registered                Registered          Per Unit*          Offering Price*           Fee*
-----------------------------------------------------------------------------------------------------------------

Membership Interests (without par     100,000 units        $500               $50,000,000            $13,200
value)

==================================================================================================================
*Estimated solely for the purpose of calculating the registration fee.


The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.



                           CROSS REFERENCE SHEET

  PART A
ITEM NUMBER                                                           LOCATION IN PROSPECTUS
-----------                                                           ----------------------

Item 1.               Outside Front Cover...........................  Outside Front Cover

Item 2.               Cover Pages; Other Offering Information.......  Inside Front and Outside Back Cover Page

Item 3.               Fee Table and Synopsis........................  Fee Table; Prospectus Summary

Item 4.               Financial Highlights..........................  Not applicable

Item 5.               Plan Of Distribution..........................  The Offering; Selling Arrangements

Item 6.               Selling Shareholders..........................  Not applicable

Item 7.               Use of Proceeds...............................  Use Of Proceeds

Item 8.               General Description of the Registrant.........  Outside Front Cover; The Fund; Investment
                                                                      Objective and Policies; Risk Factors

Item 9.               Management....................................  Management

Item 10.              Capital Stock, Long-Term Debt, and Other
                               Securities...........................  Description of Units

Item 11.              Defaults and Arrears on Senior Securities.....  Not applicable

Item 12.              Legal Proceedings.............................  Not applicable

Item 13.              Table of Contents of the Statement of
                               Additional Information...............

   PART B
ITEM NUMBER
-----------

Item 14.              Cover Page....................................  Not applicable

Item 15.              Table of Contents.............................  Not applicable

Item 16.              General Information and History...............  Not applicable

Item 17.              Investment Objectives and Policies............  Investment Objective and Policies

Item 18.              Management....................................  Management

Item 19.              Control Persons and Principal Holders of
                               Securities...........................  Management

Item 20.              Investment Advisory and Other Services........  Management

Item 21.              Brokerage Allocation and Other Practices......  Brokerage Allocation and Other Practices

Item 22.              Tax Status....................................  Certain Federal Income Tax Considerations

Item 23.              Financial Statements..........................  Financial Statements



[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                           PRELIMINARY PROSPECTUS
              Subject to completion, dated September 20, 2000

                    EXCELSIOR VENTURE INVESTORS III, LLC
                                $[       ]
                        Units of Membership Interest
                      Minimum Subscription -- $25,000


     Excelsior Venture Investors III, LLC, or the Fund, is a newly organized, closed-end, non-diversified management investment company. Our investment objective is to achieve long-term capital appreciation. We will pursue our objective by investing primarily in Excelsior Venture Partners III, LLC (the "Portfolio"), a business development company that invests in a portfolio of domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments. See "The Fund."

     This prospectus contains information you should know before investing, including risk information. Please read it before you invest and keep it for future reference. Additional information about the registrant including the statement of additional information dated September , 2000, incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge. You can review the table of contents of the statement of additional information on page 73 of this prospectus. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference, the statement of additional information and other information regarding registrants that file electronically with the Commission. You may also request a free copy by writing or calling the Fund at c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532, (212) 852-3125. You may request a copy of the statement of additional information at no charge, by calling PFPC Inc. at 1-877-238-1968.

     AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.

     THESE ARE SPECULATIVE SECURITIES. YOU SHOULD INVEST ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE "RISK FACTORS" BEGINNING ON PAGE 18.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE FUND IS NOT AVAILABLE FOR INVESTMENT BY RESIDENTS IN THE STATES OF ALABAMA ARKANSAS, KANSAS, MAINE, MASSACHUSETTS, MISSISSIPPI AND MISSOURI. SEE APPENDIX A FOR ADDITIONAL INFORMATION FOR RESIDENTS OF CERTAIN STATES.

=============================================================================

                                  PRICE TO                       PROCEEDS
                                  PUBLIC       SALES LOAD(2)    TO FUND1(1)

-----------------------------------------------------------------------------

Per Unit (50 Unit Minimum)          $[500]          None           $[500]

-----------------------------------------------------------------------------

 Total Minimum ([   ] Units)         $[ ]           None            $[ ]

-----------------------------------------------------------------------------

Total Maximum ([   ] Units)         $[ ]            None            $[ ]

=============================================================================

(1) The Fund expects to incur organizational and offering expenses of approximately $_____. [Charles Schwab & Co., Inc., the Fund's principal distributor, has agreed to pay the Fund's organizational costs estimated to be $[ ] in the event that the Fund receives subscriptions totaling less than $[ ]. If the Fund receives subscriptions totaling $[ ] or more, the Fund will pay its own organizational expenses. Your share of organizational and offering costs will be deducted from your capital contribution.]

(2) The Investment Adviser or an affiliate has agreed to compensate the principal underwriter from its own assets, not the assets of the Portfolio, in an amount equal to 0.02% of the price to the public of all Units subscribed for, and has agreed to compensate the principal distributor for the sale of the Fund's Units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all Units held by investors introduced to the Fund by the principal distributor, subject to reduction after five years and elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering.

     Units are made available through Charles Schwab & Co. Inc. the Fund's principal distributor. The closing will be held on or about the fifth business day after receipt by the Fund of subscriptions totaling $[ ]. The Fund may continue to offer Units and accept subscriptions for such Units from time to time at subsequent subscription closings until December 31, 2000, subject to extension. If the minimum subscription of $[ ] has not been reached by such date, or extension, the offering will terminate. See "Selling Arrangements." The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. The Fund will not accept proceeds until the minimum subscription of [ ] has been obtained. Payments transmitted by subscribers to the Fund, or to the selling agents, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PFPC Inc. pending closing.

            The date of this prospectus is September ___, 2000.

Units may be purchased only by persons who represent to the Fund that the value of their total assets (exclusive of their personal residence) less their total liabilities is at least $500,000 and that the amount that they are subscribing for does not exceed 10% of their total assets less their total liabilities, and who make the other representations included in the Subscription Agreement (attached hereto as Appendix C) to be entered into by each investor.


                             TABLE OF CONTENTS

                                                                       Page


FEE TABLE................................................................4
PROSPECTUS SUMMARY.......................................................6
THE FUND................................................................14
INVESTMENT OBJECTIVE AND POLICIES.......................................14
RISK FACTORS............................................................18
THE OFFERING............................................................25
USE OF PROCEEDS.........................................................26
MANAGEMENT..............................................................27
BROKERAGE ALLOCATION AND OTHER PRACTICES................................48
REGULATION..............................................................49
VALUATION OF PORTFOLIO SECURITIES.......................................50
CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS.........................52
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS...............................53
ERISA CONSIDERATIONS....................................................60
DESCRIPTION OF UNITS....................................................60
SELLING ARRANGEMENTS....................................................64
LEGAL MATTERS...........................................................65
INDEPENDENT AUDITORS....................................................65
AVAILABLE INFORMATION...................................................65
REPORTS TO MEMBERS......................................................65
FINANCIAL STATEMENTS....................................................66
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............73



                                 FEE TABLE

UNITHOLDER TRANSACTION EXPENSES


SALES LOAD (as a percentage of offering price).....................  None*


ANNUAL EXPENSES (as a percentage of net assets attributable to Units)

         Management Fees.......................................... [2.00%]**
         Other Expenses............................................[    %]***
         Total Annual Expenses.....................................[    %]

*A distribution fee equal to 0.02% of the total of all subscriptions received in this offering will be paid by the Fund's Adviser or an affiliate. The Fund's Adviser or an affiliate will also pay the Distributor an ongoing fee, to the extent that investors are introduced to the Fund by the Distributor, for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate of through the fifth anniversary of the final subscription closing date 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Fund by the Distributor and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering.

**The Fund invests primarily in the Portfolio. The Fund pays no advisory fee on assets invested in the Portfolio. Pending investment of its assets in the Portfolio, the Fund will invest in U.S. Government securities. The Fund will pay the Fund's Adviser a fee of 0.1% of the Fund's net assets that are not represented by the Fund's investment in the Portfolio. The Fee Table and Expenses summarize the aggregate expenses of the Fund and the Portfolio in order to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Portfolio management fee through the fifth anniversary of the Portfolio's final subscription closing date not later than December 31, 2000, subject to extension, will be payable at the annual rate of 2.00% of the Portfolio's average quarterly net assets, determined as of the end of each fiscal quarter. Thereafter, the Portfolio management fee will be payable at the annual rate of 1.00% of the Portfolio's average quarterly net assets, determined at the end of each fiscal quarter. The Portfolio's Investment Adviser has agreed to waive this fee during the subscription period, which will end on the final subscription closing date not later than December 31, 2000, subject to extension. The Investment Adviser is also entitled to an Incentive Carried Interest from the Portfolio in an amount equal to 20% of the Portfolio's cumulative realized net capital gains on investments other than private funds (determined net of cumulative realized capital losses and current net unrealized capital depreciation on all of the Portfolio's investments). To the extent that the Portfolio invests in private funds, you will also indirectly through the Fund bear your pro rata share of the fees, expenses and any carried interest or incentive compensation paid by such funds. For a more complete description of the various costs and expenses, see "Management" and "Capital Accounts, Allocations and Distributions."

***"Other Expenses" are based on estimated amounts for the current fiscal year, and include among other things, administration fees, legal fees, the independent auditor's fees, printing costs and fees payable to the independent managers.


       EXAMPLE                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
       -------                                                                ------    -------   -------    --------

       You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

       Example 1 (1)......................................................... $[     ]  $[     ]  $[      ]  $[      ]
       Example 2 (2)......................................................... $[     ]  $[     ]  $[      ]  $[      ]


THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

------------------

         (1) Assumes Portfolio management fee of 2.00% of the Portfolio's net assets in years 1-5 and 1.00% thereafter and other expenses of 0.17% of the Fund's and the Portfolio's net assets and does not include the Incentive Carried Interest paid by the Portfolio.

         (2) Assumes Portfolio management fee of 2.00% of the Portfolio's net assets in years 1-5 and 1.00% thereafter and other expenses of 0.17% of the Fund's and the Portfolio's net assets and includes the Incentive Carried Interest paid by the Portfolio. These expense estimates are based on the assumption that the entire 5% annual return is the result of realized capital gains on investments other than private funds.



                             PROSPECTUS SUMMARY


         This summary is qualified in its entirety by reference to the more detailed information included in this prospectus, the statement of additional information and to the Fund's operating agreement (the
"Operating Agreement") attached hereto as Appendix B.


                                  THE FUND


         The Fund is a Delaware limited liability company formed on June 1, 2000. We are registered as a closed-end, non-diversified management investment company. We provide investors with the opportunity to participate, with a minimum investment of $25,000, in a portfolio of direct private equity investments and privately offered investment funds managed by third parties. These investment opportunities are generally not available to the public and typically require substantially larger commitments than the minimum investment in the Fund. Other advantages that may otherwise be unavailable to investors if they were to invest directly in private equity investments include professional management, portfolio diversification and administrative convenience. See "The Fund," "Risk Factors," "The Offering," "Regulation" and "Description of Units."


                     INVESTMENT OBJECTIVE AND POLICIES


         The Fund's investment objective is to achieve long-term capital appreciation. Current income is not an objective. The Fund currently intends to achieve its objective by investing its assets primarily in Excelsior Venture Partners III, LLC (the "Portfolio"), a separate, closed-end, non-diversified investment company that has elected to be treated a business development company, or "BDC," under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund and the Portfolio share substantially the same investment objective and policies. The Portfolio will pursue long-term capital appreciation primarily by investing in private domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Portfolio also intends to invest to a lesser extent in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as "Direct Investments." A company in which a Direct Investment is made is considered a "Portfolio Company." Pending investment, for operating purposes and for temporary or emergency purposes, the Portfolio will make liquid investments in short-term securities.

         The Portfolio currently expects to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust Corporation and its affiliated banks ("U.S. Trust") in its investment management advisory business. With the approval of its board of managers, the Portfolio may change this policy. U.S. Trust follows a long-term investment philosophy and uses a growth strategy and a transaction value strategy to guide investment decision making. The growth strategy seeks to identify industries and companies that can provide solutions to or otherwise benefit from markets that are growing in response to underlying trends. The transaction value strategy involves a comparison of a company's real underlying asset value with similar assets changing ownership in the market. It is based on a belief that differences between a company's real asset value and the price of its shares correct over time. U.S. Trust applies these strategies together with a focus on longer-term investment themes that U.S. Trust believes represent long-term trends. U.S. Trust currently believes that the following themes represent strong and inexorable trends:


o        Communications and Information
o        Productivity Enhancers
o        Infrastructure Development
o        Early Life Cycle Companies
o        Demographics/Rising Living Standards
o        Globalization Forces
o        Business and Industrial Restructuring


Each of these is described in greater detail under the caption "Investment Objective and Policies - Investment Strategies." Under current market conditions, the Investment Adviser expects to emphasize the technological innovations that are driving the new economy, with specific focus on information technology, communications, life sciences and information services.

         The Fund does not intend to borrow to invest in the Portfolio. The Portfolio may from time to time borrow funds in an amount up to 25% of its total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies (referred to as "follow-on investments"), to maintain various regulatory qualifications, to pay contingencies and expenses or in anticipation of the receipt of funds from capital contributions or the disposition of investments. The Portfolio does not intend to borrow in order to make the initial investment in a company. The Portfolio will not borrow to pay the management fee payable to the Investment Adviser.


         There can be no assurance that we will achieve our investment objective. See "Investment Objective and Policies" and "Risk Factors."

                        MANAGEMENT AND COMPENSATION


         U.S. Trust Company serves as investment adviser to the Fund (the "Fund's Adviser"). The Fund's Adviser will be responsible for investing Assets not invested in the Portfolio. Such investments will be in short-term U.S. Government Securities. The Fund's Adviser will also be responsible for disposing of any assets received in kind from the Portfolio.

         U.S. Trust Company and United States Trust Company of New York serve as Investment Adviser and Investment Sub-Adviser to the Portfolio, respectively. The Investment Adviser and Investment Sub-Adviser are responsible pursuant to the Investment Advisory and Investment Sub-Advisory agreements for identifying, evaluating, structuring, monitoring and disposing of Portfolio investments and providing, or arranging for third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Portfolio and the conduct of its business.

         The Investment Adviser or its affiliates have served as the investment advisers to UST Private Equity Investors Fund, Inc. ("Fund I") and Excelsior Private Equity Fund II, Inc. ("Fund II"), each a registered business development company, since their inceptions in September 1994 and March 1997, respectively. The investment management personnel of the Investment Adviser and Investment Sub-Adviser consist of the same persons that perform the investment management functions for Fund I and Fund II. The Portfolio's investment objective and policies are similar to those of Fund I and Fund II, although the Investment Adviser and Investment Sub-Adviser expect to employ an investment strategy more similar to that of Fund II. As of July 31, 2000, Fund I had made investments in 12 Portfolio Companies and 6 Private Funds with an aggregate of approximately $40 million of invested and/or committed capital. As of July 31, 2000, Fund II had made investments in 20 Portfolio Companies and 13 Private Funds with an aggregate of approximately $176 million of invested and/or committed capital.

         The Fund will not pay the Fund's Adviser an investment advisory fee on assets invested in the Portfolio. The Fund will pay the Fund's Adviser a fee equal to 0.1% of the Fund's net assets that are not represented by the Portfolio. Through the fifth anniversary of the Portfolio's final subscription closing date, the Portfolio will pay the Investment Adviser a management fee at an annual rate equal to 2.00% of the Portfolio's average quarterly net assets, determined as of the end of each fiscal quarter. Thereafter, the management fee paid by the Portfolio will be at an annual rate of 1.00% of the Portfolio's average quarterly net assets, determined as of the end of each fiscal quarter. The Investment Adviser has agreed to waive its management fee for the Portfolio during the subscription period, which will end on the final subscription closing date (not later than December 31, 2000, subject to extension).

         The Investment Adviser also will be entitled to allocations and distributions from the Portfolio equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Portfolio's cumulative realized capital gains on all Direct Investments determined net of:

         o cumulative realized capital losses on all investments of any type; and


         o current net unrealized capital depreciation on all investments of any type.


The Incentive Carried Interest will be determined annually as of the end of each calendar year. The Investment Adviser's allocations and distributions from the Portfolio will be made net of, respectively, all prior allocations and all prior distributions made of the Incentive Carried Interest to the Investment Adviser.

         Investors in the Fund will indirectly bear their pro rata portion of the fees payable by the Portfolio to the Investment Adviser.

         PFPC Inc. (the "Administrator"), performs certain administration, accounting and investor services for the Portfolio and the Fund. In consideration for these services, the Portfolio and the Fund pay the Administrator annual fees based upon their aggregate net assets, subject to a minimum monthly fee, and will reimburse the Administrator for certain of the Administrator's expenses.


                                THE OFFERING


         The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund. The Fund is offering up to 100,000 units of membership interests at a price per unit of $500 (the "Units"). Units are made available through Charles Schwab & Co., Inc. as principal distributor (the "Distributor"). The Fund's Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Units may be sold by the Distributor to investors through financial intermediaries acting as broker or agent ("Selling Agent") for their customers. U.S. Trust Company or an affiliate may compensate from its own assets Selling Agents who sell Units of the Fund to investors. The Fund's Adviser or an affiliate will, to the extent that investors are introduced to the Fund through the Distributor, pay the Distributor an ongoing fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate through the fifth anniversary of the final subscription closing date of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Fund by the Distributor and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering. The offering will terminate on October 31, 2000 or such other subsequent date not later than December 31, 2000 as the Fund may determine, subject to extension by the Board of Managers to a date not later than May 11, 2001 (the "Termination Date"). If a minimum of $ [ ] has not been subscribed for by the Termination Date, the offering will terminate and all proceeds from the offering will be refunded to investors with any interest earned thereon.

         We expect to have our first closing (the "first subscription closing") approximately five business days after we have received subscriptions totaling at least $ [ ]. The Fund may continue to accept subscriptions for Units from time to time at subsequent closings (each a "subsequent subscription closing") until the Termination Date.



         Each subscriber will be required to complete, execute and deliver to the Fund an executed copy of a subscription agreement attached hereto as Appendix C (the "Subscription Agreement"), which will form a binding contract of the investor. Units may be purchased only by persons who represent to the Portfolio that the value of their total assets (exclusive of their principal residence) less their total liabilities is at least $500,000, that the amount they are subscribing for does not exceed 10% of their total assets less their total liabilities, and who make the other representations included in the Subscription Agreement to be entered into by each investor. Amounts paid by subscribers to the Fund, or to the Selling Agents, for investment in the Fund, prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PFPC Inc. pending each closing. Any checks should be made payable to PFPC Inc., as "Escrow Agent," and must be transmitted by Selling Agents directly to the Escrow Agent by noon of the next business day after receipt. The Fund will not accept proceeds until the minimum subscription of [ ] has been obtained. See "The Offering."

         Pursuant to the Subscription Agreement, your subscription amount is required to be paid on or before the final subscription closing date (not later than December 31, 2000, subject to extension). At the first subscription closing the Fund will issue one Unit for each $500 of capital contribution. Thereafter, Units will be issued at net asset value.



                            MINIMUM INVESTMENTS

         The minimum subscription amount is $25,000. We have the right to waive the minimum, at our discretion. See "The Offering."


                              USE OF PROCEEDS


         The Fund intends to invest the net proceeds of the offering in units of membership interest ("Portfolio Units") in Excelsior Venture Partners III, LLC (the "Portfolio"). We anticipate that there will be a significant period of time (up to four years) before the Portfolio becomes fully invested. Although the Portfolio intends to invest or commit to invest more than 50% of the proceeds from the offering in Venture Capital Investments within the earlier of (i) two years after the final subscription closing date and (ii) two and one-half years after the commencement of this offering, a delay is common for business development companies such as the Portfolio because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. See "Use of Proceeds."


                                RISK FACTORS


         These are speculative securities. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, U.S. Trust, and the Units are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or person.



RISKS RELATED TO THE FUND AND THE PORTFOLIO

         Unspecified Use of Proceeds. Since the Portfolio in which the Fund invests has not identified the particular uses for the net proceeds from this offering, prospective investors must rely on the ability of the Investment Adviser and Investment Sub-Adviser to identify and make portfolio investments consistent with the Portfolio's investment objective.

         Lack of Operating History. While the key personnel of the Investment Adviser, the Investment Sub-Adviser and their affiliates have considerable experience in venture capital and private equity investing, the Fund and the Portfolio have recently been formed and have no operating history of their own upon which an investor may base an evaluation of the likely performance of the Fund or the Portfolio.

         Minimum Proceeds; Portfolio Diversification. To the extent that the Portfolio makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of issuers. If the Portfolio receives only the minimum amount of subscriptions, it will have fewer assets to invest and will likely acquire fewer investments than it would if it received more subscriptions. This would increase the Fund's and the Portfolio's volatility and risk.

         Reliance on the Investment Adviser and the Investment Sub-Adviser. The investment decisions of the Portfolio will be made by the Investment Adviser and the Investment Sub-Adviser. Investors will have no right to take part in the management of the Fund or the Portfolio.

         Incentive Carried Interest. The Incentive Carried Interest is based on 20% of the net realized capital gain on Direct Investments made by the Portfolio and may create an incentive for the Investment Adviser to cause the Portfolio to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Carried Interest.

         Potential Conflicts of Interest. The Investment Adviser and its affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Fund and the Portfolio. These include conflicts associated with:


         o     the Incentive Carried Interest;

         o     investment opportunities;

         o     allocating management time and services;

         o     relationships with Portfolio Companies; and

         o     affiliated transactions.

         See "Risk Factors - Potential Conflicts of Interest."


         Liabilities of Members. You will not be liable for any obligations of the Fund in excess of your capital account balance, plus your share of undistributed profits. However, if you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. The Fund has no intention of making such distributions. You will not have the right to a return of your subscription amount except in accordance with the distribution provisions of the Operating Agreement.

         No Public or Other Market for Units. The Fund is a newly organized entity. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Fund without the consent of the Fund, which consent may be withheld in our sole and absolute discretion. No member will have the right to require the Fund to redeem his, her or its Units. In addition, none of the Fund, the Portfolio, the Fund's Adviser or the Distributor (nor any of their respective affiliates) will make a market in or otherwise make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.


         FOR THESE VARIOUS REASONS, AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE LIQUIDATED.
INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.


         Tax Status. At the first subscription closing, the Fund will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a publicly traded partnership that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. The Portfolio will receive a similar opinion. No ruling has been or will be sought from the Internal Revenue Service ("IRS") regarding the status of the Fund or the Portfolio as a partnership. An opinion of counsel is not binding on the IRS or any court. If the Fund or the Portfolio were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. See "Certain Federal Income Tax Considerations - Tax Status of the Fund and the Portfolio."

         Distributions In Kind. The Portfolio may make distributions of securities or other property in kind. To the extent that the Fund receives distributions in kind from the Portfolio, the Fund intends ordinarily to retain such assets until the Fund's adviser determines that it is advantageous to dispose of such assets. The Fund may, however, also make distributions in kind. To the extent that the Fund does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Fund generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market without registration, such securities may be subject to a minimum holding period or other limitations on resale.

         Regulation. The Portfolio has elected to be treated as a business development company under the Investment Company Act, and as such is subject to numerous restrictions on the nature of its investments, the use of leverage and the issuance of securities, options, warrants or rights, which could prohibit the Portfolio from investing in potentially attractive situations that might otherwise be available. At the same time, the Portfolio's election to be treated as a business development company exempts it from certain provisions of the Investment Company Act. As a result, the Portfolio operates differently than a registered investment company and is subject to different and potentially greater risks as compared to a registered investment company.


GENERAL RISKS OF INVESTMENTS

         Risk of Private Equity Investments. Though private equity investments offer the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.


         Illiquidity of Private Equity Investments. The Portfolio anticipates that it may take up to four years before it is fully invested or committed to invest in Portfolio Companies, and it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Portfolio's term. Securities laws, contractual limitations and practical limitations may inhibit the Portfolio's ability to sell, distribute or liquidate its investments in Portfolio Companies and could reduce the amount of proceeds that might otherwise be realized. The Fund's investment in the Portfolio will also be illiquid in that there are substantial restrictions as to transfer of Portfolio Units.

         Need for Follow-On Investments. There is no assurance that the Portfolio will have sufficient funds available or choose to make follow-on investments. Failure to make follow-on investments may have a substantial impact on Portfolio Companies in need of such an investment or may result in a missed opportunity for the Portfolio to increase its participation in a successful operation.

         Competition for Investments. The Portfolio expects to encounter competition from, and to be a co-investor with, other professional venture capital, private equity or leveraged buyout groups including several in which the Portfolio may be an investor.

         Investment in Companies Dependent upon New Technologies. Under current market conditions, the Portfolio plans to focus on investments in companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Portfolio Units may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities.

         Borrowing. The Portfolio may borrow for investment and other purposes. The use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Portfolio's net asset value and could result in lenders placing restrictions on the Portfolio including reserve requirements or operating restrictions that would limit the ability of the Investment Adviser to control investments or refinancings and the ability of the Portfolio to make distributions.

         Lack of Diversification. The Fund and the Portfolio intend to operate as non-diversified investment companies within the meaning of the Investment Company Act. A non-diversified company may invest to a greater degree in fewer issuers than may a diversified company. As a result, the Fund and the Portfolio will be more exposed to developments adversely affecting only one or a few companies that it has invested in. The net asset value of a non-diversified company may be more volatile than that of a diversified company.


                 ALLOCATIONS, DISTRIBUTIONS AND LIQUIDATION


         The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the Operating Agreement is attached hereto as Appendix B. Investors in the Fund will become members in the Fund, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. All allocations and distributions made by the Fund will generally be made pro rata in proportion to each member's interest in the Fund.

         The Fund will invest in and become a member of the Portfolio, which will similarly establish a capital account in the Portfolio for the Fund. The Portfolio will make allocations and distributions to its members, including the Fund, as set forth below.

         ALLOCATIONS. The income, gain, loss, deduction and expense of the Portfolio generally will be determined and allocated as of the end of each tax year (typically December 31) to reflect the economic interests of its members and the Investment Adviser.

         Portfolio allocations generally will be made in the following order:

         o gains will be allocated to the Investment Adviser until the cumulative amount of all gain that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the period for which the allocation is being made; then


         o all remaining items of income, gain, loss, deduction and expense will be allocated to the members pro rata in accordance with their invested capital.


         DISTRIBUTIONS. The Portfolio will distribute all cash that the Investment Adviser does not expect to use in the operation of the Portfolio. The Portfolio will consider making such distributions at least annually but, as described below, investors should not expect distributions of cash or property during the first several years of the Portfolio's operations. Each year, the Investment Adviser generally will be entitled to a distribution of the Incentive Carried Interest. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their invested capital. The Portfolio may make distributions in kind of its property, which generally would be treated for purposes of the Portfolio's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Portfolio's valuation procedures.

         The Fund will distribute all cash that the Fund's Adviser does not expect to use in the operation of the Fund. Due to the nature of the Portfolio's investments, investors should not expect distributions of cash or property during the first several years of the Fund's operations. The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. The Fund does not intend to make any distribution if, after making such distribution, the liabilities of the Fund would exceed the fair value of the Fund's assets.

         LIQUIDATION. The Fund intends to liquidate and dissolve after the Portfolio has been liquidated and has distributed all of its assets. The duration of the Portfolio will be ten years from its final subscription closing; however, the board of managers of the Portfolio has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Portfolio who represent 66 2/3% of the Portfolio's outstanding Units may determine to extend the term of the Portfolio.


                 CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


         Both the Fund and the Portfolio intend to be treated as partnerships for federal income tax purposes. See "Certain Federal Income Tax Considerations - Tax Status of the Fund and the Portfolio." Thus, each member in computing its federal income tax liability for a taxable year will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with each taxable year of the member, regardless of whether the member has received any distributions from the Fund. Such Fund items will generally include the Fund's share of corresponding items of the Portfolio. It is possible that a member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.



                                  THE FUND


         The Fund is a newly organized, non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933 and has registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund intends to invest its assets primarily in Excelsior Venture Partners III, LLC (the "Portfolio"). The Fund and the Portfolio share substantially the same investment objective and policies. The Portfolio provides investors with the opportunity to participate in investments which are generally not available to the public and typically require substantially larger financial commitments than the minimum investment in the Fund. Pending investment in the Portfolio, the Fund will invest its assets in U.S. Government securities having a remaining maturity of one year or less.

         The Fund was organized as Excelsior Venture Partners Fund III, LLC, a Delaware limited liability company, on June 1, 2000. On August 30, 2000, the Fund amended its certificate of formation to change its name from Excelsior Venture Partners Fund III, LLC to Excelsior Venture Investors III, LLC. Pursuant to the Operating Agreement, the business and affairs of the Fund are overseen by a four member Board of Managers, three of whom are not "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act. The Board of Managers is analogous to a board of directors of a corporation. U.S. Trust Company serves as investment adviser to the Fund. The Fund's and the Portfolio's principal offices are located at 114 West 47th Street, New York, New York 10036, and the telephone number of the Fund is (212) 852-3125.

         The Portfolio is a newly organized, non-Diversified, close-end management investment company that has elected to be treated as a business development company under the Investment Company Act. The Portfolio was organized as a Delaware limited liability company on February 18, 2000. The board of managers and principal officers of the Portfolio also serve as the Board of Managers and principal officers of the Fund. See "Board of Mangers, Officers and Investment Professionals."



                     INVESTMENT OBJECTIVE AND POLICIES

GENERAL

         The investment objective of the Fund is to seek long-term capital appreciation. The Fund currently seeks to achieve its investment objective by investing its assets primarily in Excelsior Venture Partners III, LLC, a separate non-diversified, closed-end, management investment company that has elected to be treated as a business development company under the Investment Company Act.


         In the event that the Fund receives distributions of securities in kind from the Portfolio, the Fund may, but generally does not, expect to distribute such securities in kind. To the extent that it does not distribute such securities in kind, it will conduct an orderly distribution of such securities under the direction and discretion of the Fund's Adviser. The Fund's Adviser will seek to maximize the value to the Fund from such liquidations, although the Fund will not be required to liquidate such securities within any stated period of time. The Fund will not reinvest in additional Portfolio Units or other equity securities the cash distributions it receives from the Portfolio or the cash proceeds it receives from the disposition of securities distributed to it in kind, but will distribute such cash in accordance with its distribution policies. Pending distribution, cash may be invested in short-term U.S. Government securities.

         The Fund and the Portfolio share substantially the same investment objective and policies. The Portfolio will pursue long-term capital appreciation primarily by investing in private, domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. Subject to the limitations of the Investment Company Act, the Portfolio also intends to invest in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as Direct Investments. Pending investment, for operating purposes and for temporary or emergency purposes, the Portfolio will invest in interest bearing bank accounts, money market mutual funds, U.S. treasury securities and/or certificates of deposit with maturities of less than one year, commercial paper and other short term securities (collectively "Short-Term Investments"). Although the Portfolio's objective is to seek long-term capital appreciation, there is no minimum holding period for the Portfolio's investments and the Portfolio may sell any investment at any time that the Investment Adviser or Investment Sub-Adviser believes it is advantageous to do so. The disposition of Direct Investments requires the approval of the Portfolio's board of managers.

         As a BDC, the Portfolio must invest at least 70% of its assets ("qualifying assets") in certain specified investments, including securities of companies that qualify as "eligible portfolio companies" under the Investment Company Act. The Portfolio may maintain up to 30% of its assets in non-qualifying assets; however, the Portfolio intends to retain maximum flexibility in connection with its investments and, therefore does not have a policy as to the minimum percentage of its assets that will be so invested. See "Regulation."


         Venture Capital Investments


         The Portfolio will invest primarily in Venture Capital Investments. The Portfolio may also commit to invest funds in a Venture Capital Investment beyond the initial investment or guarantee the obligations of a Venture Capital Investment. The Portfolio will attempt to reduce the risks inherent in private equity investing by investing in a portfolio of companies involved in different industries and different stages of development, through the utilization of professional management provided by the Investment Adviser and the Investment Sub-Adviser in the selection of private equity investments and through the active monitoring of such investments.


         Other Private Equity Investments


         Subject to the limitations of the Investment Company Act, the Portfolio may invest in Private Funds, International Venture Capital Investments and Private Placements in Public Companies (collectively, "Other Private Equity Investments"). The Portfolio generally will not make an investment in Other Private Equity Investments if, immediately after such investment is made, more than 30% of the value of our total investment assets would be invested in such assets. Any Private Fund investments will generally be made in domestic or foreign venture capital, buyout or other private equity funds managed by third parties. The Portfolio does not expect to invest more than 10% of its total assets in any one Other Private Equity Investment. Neither the Investment Adviser nor the Investment Sub-Adviser will have a role in the management of Private Funds. Private Funds typically charge a management fee and an incentive fee based upon gains. These fees are in addition to the management fees payable to the Investment Adviser, although the Incentive Carried Interest will not be based on gains from Private Funds.


INVESTMENT STRATEGIES

         The Investment Adviser or the Investment Sub-Adviser will evaluate the ability of prospective investments to produce long-term capital appreciation based upon criteria that may be modified from time to time. The criteria that will initially be used by the Investment Adviser and Investment Sub-Adviser in determining whether to make an investment include:

         o     the presence or availability of strong management;

         o the existence of a substantial market for the products or services of a potential Portfolio Company, characterized by favorable growth potential, or a substantial market position in a stable industry;


         o evidence that a potential Portfolio Company offers a differentiated product or service and defensible market position;


         o the opportunity for liquidity to eventually be obtained for the proposed investment through an initial public offering or through a sale of the business; and

         o the willingness of a potential Portfolio Company to permit the Portfolio and its co-investors, if any, to take a substantial position in the company and have representation on its board of directors or a right to attend board meetings as a nonvoting participant, so as to enable the Portfolio to influence the strategic direction of the company.


         Each of these criteria need not be present in every investment.

         Although the Portfolio is a non-diversified company as defined in the Investment Company Act, it does not expect to invest more than 10% of its total assets in any one Portfolio Company or Private Fund. While the Portfolio retains the flexibility to invest in all types of industries, it currently expects to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust in its investment management advisory business. With the approval of the Portfolio's board of managers, the Portfolio may change this policy. U.S. Trust follows a long-term investment philosophy based on identifying opportunities with sustainable fundamental values and uses two specific portfolio strategies to guide investment decision-making.


         U.S. Trust's first strategy is one of growth. This strategy seeks to identify industries and companies with the capabilities to provide solutions to or benefit from markets which are growing in response to underlying trends, such as companies' need to enhance productivity through technological innovation or the changing demographics of the U.S. population. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with similar assets changing ownership in market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value.

         The two portfolio strategies discussed above are applied together with several "longer-term investment themes" to help identify specific investment opportunities. U.S. Trust believes that the longer-term themes described below represent strong and inexorable trends and that the beneficiaries of these trends will be rewarded in the long-term.

         o Communication and Information -- companies benefiting from the technological and international transformation of the communications and information industries, particularly the convergence of information, communication and entertainment

         o Productivity Enhancers -- companies benefiting from their roles as innovators, developers and/or suppliers of goods and services which enhance service and manufacturing productivity or companies that are the most effective at obtaining and applying productivity enhancements

         o Infrastructure Development-- companies benefiting from the development and expansion of global infrastructure expenditure

         o Early Life Cycle -- companies in an earlier stage of development looking to exploit new market opportunities

         o Demographics/Rising Living Standards -- companies concerned with the quality characteristics, lifestyles and changing demographic profiles of individuals, families and companies

         o Globalization Forces -- companies benefiting from their position as effective and strong competitors on a global basis

         o Business and Industrial Restructuring -- companies benefiting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable


         In the context of the above, the Portfolio expects to emphasize the technological innovations that are driving the transformation of the economy, with specific focus on:

         o     Information Technology;

         o     Communications;

         o     Life Sciences; and

         o     Information Services.


INVESTMENT PRACTICES


         Borrowing. The Fund does not intend to borrow funds to make investments in the Portfolio. The Portfolio may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies, to maintain various regulatory qualifications or to pay contingencies and expenses. If the Portfolio borrows funds (other than through a private loan), distributions to Portfolio Unitholders, including the Fund, or the repurchase of the Portfolio Units generally is prohibited under the Investment Company Act unless the ratio of total assets (less liabilities and indebtedness not subject to this test) to the amount of all such borrowings is at least 200% at the time of and after giving effect to the distribution or repurchase. This would affect the Portfolio's ability to make distributions to its shareholders. In general, the Portfolio does not intend to borrow for investment purposes other than for the purpose of making additional investments in existing Portfolio Companies and will not borrow to pay the management fee payable to the Investment Adviser. See "Regulation."

         The use of leverage even on a short-term basis will have the effect of magnifying increases or decreases in the Portfolio's net asset value. Also, as a condition to lending, lenders may place restrictions on the Portfolio, which may include reserve requirements or operating restrictions, and may limit the Portfolio's ability to make distributions. There can be no assurance that the Portfolio will borrow when considered desirable. The Portfolio may not be able to arrange debt financing on terms acceptable to the Investment Adviser, the Investment Sub-Adviser and the Portfolio's board of managers, or the Investment Adviser, the Investment Sub-Adviser and the Portfolio's board of managers may believe borrowings are not in the Portfolio's best interest. If the Portfolio were unable to obtain debt financing, the Portfolio might be required to sell a portfolio investment at an inopportune time, or to forego the purchase of an attractive investment. In either case, the value of the Portfolio's investment portfolio and the Units of the Fund could be adversely affected. See "Risk Factors -- Borrowing."

         Other Investment Policies. The Portfolio will not sell securities short or on margin. Except for hedging purposes, the Portfolio will not write puts or calls or purchase or sell commodities or commodity contracts. The Portfolio will not underwrite the issuance of securities of other companies except to the extent the Portfolio is deemed to be an underwriter of any company that it invests in. Hedging instruments used to hedge Direct Investments will be treated as Direct Investments for purposes of the Portfolio's allocation and distribution policies.

         The Portfolio will not lend its assets to any person or individual, except through the purchase of bonds or other debt obligations customarily sold to institutional investors. However, the Portfolio may, subject to limitations of the Investment Company Act, lend portfolio securities if collateral values are continuously maintained at no less than 100% by "marking to market" daily. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Portfolio's investment objective and policies and by regulatory agencies and approved by the board of managers of the Portfolio. While a loan of portfolio securities is outstanding, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         The Portfolio will not invest in real estate or oil, gas or other mineral leases, either directly or indirectly (including limited partnership interests of entities which invest in real property or interests in oil, gas or minerals), although the Portfolio may invest in other entities whose business involves the holding or acquisition of real estate or the holding or making of such leases.

         The Portfolio's objective and its policies (other than its status as a BDC) are not deemed to be fundamental policies and all may be changed at any time and from time to time by the Portfolio's board of managers without member approval.

         The Fund has adopted certain fundamental investment restrictions set forth in the statement of additional information which may not be changed unless authorized by a Unitholder vote. Except for such restrictions, the investment objective and policies of the Fund may be changed by the Board of Managers without obtaining the approval of Fund Unitholders.


                                RISK FACTORS


         The Units offered hereby involve a high degree of risk, including, but not limited to, the risk factors described below. Each prospective investor should carefully consider the following risk factors inherent in and affecting the business of the Fund and the Portfolio and this offering before making an investment decision. Prospective investors should consider the information set forth under "Management."

RISKS RELATED TO THE FUND AND THE PORTFOLIO


         Lack of Operating History


         While the key personnel of the Investment Adviser and Investment Sub-Adviser have considerable experience in venture capital and private equity investing, including experience with Fund I and Fund II, the Fund and the Portfolio have recently been formed and have no operating history of their own upon which an investor may base an evaluation of the likely performance of the Fund or the Portfolio.


         Minimum Proceeds; Portfolio Diversification


         The Portfolio will begin operations upon the receipt of proceeds from its initial closing after the receipt of subscriptions for capital commitments of $250,000,000. To the extent that the Portfolio makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of issuers. If the Portfolio receives only the minimum amount of subscriptions, it will have fewer assets to invest and will likely acquire fewer investments than it would if it received more Subscriptions. This would increase the Fund's and the Portfolio's volatility and risk.

         Reliance on the Investment Adviser and Investment Sub-Adviser

         The investment decisions of the Portfolio will be made by the Investment Adviser and the Investment Sub-Adviser. Investors will have no right or power to take part in the management of the Fund or the Portfolio and will not receive the detailed financial information made available by issuers to the Investment Adviser and the Investment Sub-Adviser in connection with the review of possible purchases for the Portfolio's portfolio. Accordingly, investors must be willing to entrust all management aspects of the Fund and the Portfolio to the Investment Adviser and the Investment Sub-Adviser. The investment personnel of the Investment Adviser and the Investment Sub-Adviser consist of the same persons who are responsible for the management of Fund I and Fund II.


         Regulation


         The Portfolio has elected to be treated as a BDC under the Investment Company Act. The applicable provisions of the Investment Company Act impose numerous restrictions on the activities of the Portfolio, including restrictions on the nature of its investments, its use of leverage and its issuance of securities, options, warrants or rights. Among the restrictions is the requirement that a majority of the Portfolio's board of managers be individuals who are not "interested persons" within the meaning of the Investment Company Act and that the Portfolio must generally invest at least 70% of its assets in securities of companies that meet the requirements for "eligible portfolio companies" under the Investment Company Act. In addition, a BDC must make significant managerial assistance available to a significant number of the companies whose securities it purchases. The Investment Adviser and the Investment Sub-Adviser believe that the constraints applicable to BDCs are consistent with the objectives of the Portfolio. However, such constraints could prohibit the Portfolio from investing in some potentially attractive situations that might otherwise be available. At the same time, the Portfolio's election to be treated as a business development company exempts it from certain provisions of the Investment Company Act. As a result, the Portfolio operates differently than a registered investment company and is subject to different and potentially greater risks as compared to a registered investment company.

         There are relatively few judicial decisions under and administrative interpretations of the portions of the Investment Company Act applicable to the Portfolio, and there can be no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with the Fund's and the Portfolio's objectives and intended manner of operation. In the event that the Portfolio's board of managers determines that it cannot operate effectively as a BDC, the Portfolio's board of managers may at some future date decide to withdraw the Portfolio's election to be treated as a BDC and transform it into a registered investment company or an operating company not subject to regulation under the Investment Company Act, or cause the Portfolio to be liquidated. The Portfolio could not operate as an operating company unregulated under the Investment Company Act consistent with its current investment policies. Should the Portfolio's board of managers seek to withdraw the Portfolio's election as a BDC, it must obtain the approval of members who represent a majority of the outstanding Portfolio Units. See "Description of Units."


         POTENTIAL CONFLICTS OF INTEREST


         The Investment Adviser, the Investment Sub-Adviser and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Portfolio. Such conflicts of interest include the following.

         Incentive Carried Interest. The Investment Adviser receives certain allocations and distributions determined by the amount of net realized capital gains (net of realized capital losses and net unrealized capital depreciation) of the Direct Investments made by the Portfolio as set forth under "Capital Accounts, Allocations and Distributions." This may cause the Investment Adviser to select investments for the Portfolio that involve greater risk than it would select if it did not receive a portion of such capital gains.

         Conflicts as to Investment Opportunities. The Investment Adviser and its affiliates may make investments for their own accounts and may be in competition with the Portfolio for such investments. In addition, the Investment Adviser, the Investment Sub-Adviser and their affiliates serve as investment advisers for their fiduciary accounts and other private or public investment vehicles that have investment objectives identical with or similar to those of the Portfolio. While the Investment Adviser and Investment Sub-Adviser are obligated to endeavor to provide the Portfolio with continuing and suitable investment opportunities consistent with its investment objective and policies, the Investment Adviser and Investment Sub-Adviser are not required to present to the Portfolio any particular opportunity that falls within the investment objective and policies of the Portfolio. The Investment Adviser and Investment Sub-Adviser will endeavor to offer to the Portfolio on an equitable basis investment opportunities that would be suitable for both the Portfolio and other accounts for which the Investment Adviser and Investment Sub-Adviser provide discretionary investment advisory services. The Investment Adviser and Investment Sub-Adviser will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all and consistent with their fiduciary duties.

         Allocation of Management Time and Services. The Portfolio will not have independent officers or employees and will rely upon the Investment Adviser, the Investment Sub-Adviser and their affiliates for management of the Portfolio and its assets. The Investment Adviser and Investment Sub-Adviser believe that they and their affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Portfolio. Conflicts of interest may arise in allocating management time, services or functions between the Portfolio and other entities for which the Investment Adviser, the Investment Sub-Adviser and their affiliates may provide similar services. The officers and employees of the Investment Adviser and Investment Sub-Adviser will devote such time to the affairs of the Portfolio as they, in their sole discretion, determine to be necessary for the conduct of the business of the Portfolio.

         Relationships with Portfolio Companies. The Investment Adviser, Investment Sub-Adviser and their affiliates may serve as directors or officers of or consultants to certain Portfolio Companies and, in connection therewith, earn various fees which may be paid in the form of cash, securities or other consideration. Any such consideration earned from a Portfolio Company by the Investment Adviser, the Investment Sub-Adviser or any of their officers or directors will be paid-over to the Portfolio. In addition, the Investment Adviser, Investment Sub-Adviser and their affiliates, will from time to time provide investment advisory, trust, banking or insurance services to certain Portfolio Companies in connection with their ordinary business operations. The Investment Adviser and Investment Sub-Adviser expect that the terms of such relationships will be consistent with the terms on which the Investment Adviser, Investment Sub-Adviser or their affiliates generally provide such services to their customers.

         Affiliated Transactions. The Investment Company Act restricts transactions between the Portfolio and Portfolio Companies controlled by the Portfolio and any "affiliated person" of the Portfolio (as defined in the Investment Company Act) including, among others, the Portfolio's officers, members of the Portfolio's board of managers, principal Portfolio Unitholders, employees, the Investment Adviser, the Investment Sub-Adviser, certain of their affiliated persons and other affiliates of the Portfolio. In many cases, the Investment Company Act prohibits transactions unless the Portfolio first applies for and obtains an exemptive order from the Commission. Delays and costs involved in obtaining necessary approvals may decrease the profitability of such transactions or make it impracticable or impossible to consummate such transactions. Further, provisions of federal and state banking regulations impose restrictions on certain types of transactions between a bank and its affiliates. The Portfolio does not believe that an order from the Commission would ordinarily be required for the transactions discussed above under "Relationships with Portfolio Companies." Certain other transactions may require an order from the Commission. The Portfolio may in the future engage in such activities, but does not have a present plan to do so. The Portfolio does not intend to engage in such transactions unless it has obtained an order from the Commission or determined that an order is not required.

         Among such other activities are joint investments in Portfolio Companies. The Investment Adviser, the Investment Sub-Adviser and their affiliates and employees may in the future participate with the Portfolio in joint investments in Portfolio Companies and other securities and may make loans to, or other investments in, Portfolio Companies. Any investment in the same security at or about the same time will be required to be on a basis which, in the judgment of the Portfolio's board of managers, is not more advantageous to such other persons than the basis upon which the Portfolio participates in such joint investments, will require the prior approval of the Portfolio's board of managers, including a majority of the disinterested members of the Portfolio's board of managers, and may require an order of the Commission. Because of their potentially varying investment objectives or other factors, conflicts could arise between the Portfolio and its affiliates relating to co-investments, which can only be resolved through the exercise by the Investment Adviser and Investment Sub-Adviser of such judgment as is consistent with their fiduciary duties to the Portfolio. Even with the proper exercise of such judgment, however, there can be no assurance that potential conflicts would be resolved in a manner favorable to the Portfolio.


         Unspecified Use of Proceeds


         Inasmuch as the Portfolio has not identified the particular uses for the net proceeds from this offering other than to make investments on the basis of opportunities as they may arise, prospective investors must rely on the ability of the Investment Adviser and Investment Sub-Adviser to identify and make portfolio investments consistent with the Portfolio's investment objective. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser and Investment Sub-Adviser in deciding whether or not to make a particular investment or to dispose of any such investment. See "Use of Proceeds."


         FEDERAL INCOME TAXATION


         Tax Status. At the first subscription closing, the Fund will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. The Portfolio will receive a similar opinion. No ruling has been or will be sought from the IRS regarding the status of the Fund or the Portfolio as a partnership. An opinion of counsel is not binding on the IRS or any court.

         A limited liability company (such as the Fund or the Portfolio) would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. If the Fund or the Portfolio were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The Fund and/or the Portfolio (as the case may be) would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the members, thereby materially reducing the amount of any cash available for distribution to the members. In addition, the members would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund and/or the Portfolio would not be passed through to the members, and all distributions by the Fund and/or the Portfolio to its members would be treated as dividends, return of capital and/or gains. See "Certain Federal Income Tax Considerations - Tax Status of the Fund and the Portfolio."

         Taxation of Members on Profits and Losses. The Fund and the Portfolio, if treated as partnerships for tax purposes as discussed above, will not themselves be subject to federal income tax. Rather, each member in computing his, her or its federal income tax liability will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with such taxable year of the member, regardless of whether the member has received any distributions from the Fund. Prospective investors should also be aware that they will be subject to various limitations on their ability to deduct their allocable share of Fund losses (or items of loss and deduction thereof). For these and various other reasons, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member. See "Certain Federal Income Tax Considerations - Taxation of Members of the Portfolio."


         General. In view of the complexity of the tax aspects of the offering, particularly in light of recent changes in the law and the fact that certain of the tax aspects of the offering will not be the same for all investors, prospective investors must consult their own tax advisers with specific reference to their own tax situations prior to investing in the Fund. No assurance can be given that the current federal income tax treatment applicable to an investment in the Fund will not be modified by legislative, administrative or judicial action in the future. Any such changes may retroactively affect existing transactions and investments. Prospective investors must also consult their own tax advisers with respect to the effects of applicable state, local and non-U.S. tax laws.

         The foregoing is a summary of certain significant federal income tax risks relating to an investment in the Fund. This summary should not be interpreted as a representation that the matters referred to herein are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. For a more detailed discussion of these and other federal income tax risks of an investment in the Fund, see "Certain Federal Income Tax Considerations."

         Liability of Members


         You will not be liable for any obligations of the Fund in excess of your capital account balance, plus your share of undistributed profits. However, if you receive a distribution from the Fund, and, after such distribution, the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. The Fund has no intention of making such distributions. You will not have the right to a return of the subscription amount except in accordance with the distribution provisions of the Operating Agreement.


         No Public or Other Market for Units


         No person may become a substitute member without the written consent of the Fund, which we may withhold for any reason in our sole and absolute discretion. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which we may withhold in our sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with the transfer to a family trust or another entity that does not result in a change in beneficial ownership. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any eligibility and suitability standards and must be accompanied by properly completed transfer documents.


         Any transferee that acquires Units by operation of law as a result of death, bankruptcy, insolvency or dissolution of a member or otherwise shall be entitled to the allocations and distributions, if any, with respect to the Units so acquired and to transfer those Units subject to the restrictions of the Operating Agreement, but shall not be entitled to the other rights of a member unless and until that transferee becomes a substituted member as provided in the Operating Agreement. If a member transfers Units with the approval of the Fund under the policies established by the Fund, the Fund shall promptly take all necessary actions so that each transferee or successor to whom those Units is transferred is admitted to the Fund as a member. Each member and transferee must pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer.


         By subscribing for Units, each member will agree to indemnify and hold harmless the Fund, the Portfolio, the Fund's Adviser, the Distributor and any of their affiliates and controlling persons and each other member and any successor or assign of any of the foregoing, against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of these provisions or any misrepresentation made by that member in connection with any such transfer. A similar indemnification is required to be made by a permitted transferee.

         Distributions In Kind. The Portfolio may make distributions of securities or other property in kind. To the extent that the Fund receives distributions in kind from the Portfolio, the Fund intends ordinarily to retain such assets until the Fund's Adviser determines that it is advantageous to dispose of such assets. The Fund may, however, also make distributions in kind. To the extent that the Fund does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Fund generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market, without registration such securities may be subject to a minimum holding period or other limitations on resale.


GENERAL RISKS OF INVESTMENTS

         Risk of Private Equity Investments


         While the Portfolio will be a non-diversified company as defined by the Investment Company Act, it does not expect to invest more than 10% of its total assets in any one Portfolio Company. The Portfolio's investments in Private Funds serve to further diversify its holdings. Since the Portfolio's assets may be concentrated in relatively few investments, substantial declines in the values of its investments could have a material adverse effect on the net asset value of the Portfolio. Although private equity investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes over which the Portfolio will have no control. The Portfolio anticipates that it may also make investments in high-technology companies that may face risks of product obsolescence.


         Illiquidity of Private Equity Investments


         Because of the competition for investments that meet the requirements for "qualifying assets," the Portfolio anticipates that it may take up to four years before it is fully invested or committed to invest in Portfolio Companies. Private equity investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Portfolio's term.

         The Portfolio's private equity investments will consist primarily of securities that are subject to restrictions on sale by the Portfolio because they were acquired from the issuer in "private placement" transactions or because the Portfolio is deemed to be an affiliate of the issuer. Generally, the Portfolio cannot sell these securities publicly without the expense and time required to register the securities under the Securities Act or sell the securities under Rule 144 or other rules under the Securities Act which permit only limited sales under specified conditions. When restricted securities are sold to the public, the Portfolio may be deemed an "underwriter" or possibly a controlling person under the Securities Act and be subject to liability as such under the Securities Act.

         In addition, contractual or practical limitations may inhibit the Portfolio's ability to sell, distribute or liquidate its investments in Portfolio Companies because the issuers are privately held, because the Portfolio owns a relatively large percentage of the issuer's outstanding securities or because joint venture associates, other investors, financial institutions or management are relying on the Portfolio's continued investment. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Portfolio's portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized. Although the Portfolio will reflect these restrictive factors in the valuation of its investments, no assurance can be given that the estimated values will represent the return that might ultimately be realized by the Portfolio from the investment. See "Valuation of Portfolio Securities." The Fund's investment in the Portfolio will also be illiquid in that there are substantial restrictions as to transfer of Portfolio Units.


         Need for Follow-On Investments


         Following its initial investments in Portfolio Companies, the Portfolio anticipates that it may be called upon to provide additional funds to Portfolio Companies or have the opportunity to increase investments in successful operations. Although the Portfolio may borrow to make follow-on investments, there is no assurance that the Portfolio will make follow-on investments or that the Portfolio will have sufficient funds to make such investments. Any decision by the Portfolio not to make follow-on investments or its inability to make them may have a substantial impact on Portfolio Companies in need of such an investment or may result in a missed opportunity for the Portfolio to increase its participation in a successful operation.


         Competition for Investments


         The Portfolio expects to encounter competition from other entities having similar investment objectives. Historically, the primary competition for venture capital, buyout and other private equity investments has been from venture capital, buyout and private equity partnerships and corporations, private equity affiliates of large industrial and financial companies, small business investment companies and wealthy individuals. The Portfolio will frequently be a co-investor with other professional venture capital, private equity or leveraged buyout groups including several in which the Portfolio may be an investor. These relationships with other groups should expand the Portfolio's access to investment opportunities.

         In addition, it is possible that there may be circumstances under which an additional investment would be considered an affiliated transaction, requiring prior Commission approval. The receipt of an exemptive order from the Commission could be time consuming and costly, and there can be no assurance that such approval would be obtained.


         Investment in Companies Dependent upon New Technologies


         Under current market conditions, the Portfolio plans to focus on investments in companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Portfolio Units may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by technology companies include:

         o rapidly changing technologies and products that may quickly become obsolete;

         o changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky);

         o cyclical patterns in information technology spending which may result in inventory write-offs;

         o scarcity of management, engineering and marketing personnel with appropriate technological training;

         o the possibility of lawsuits related to technological patents and intellectual property; and

         o exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals.


         Borrowing


         The Fund does not intend to borrow to invest in the Portfolio, and the Portfolio does not intend to borrow funds for investment purposes. However, the Portfolio may borrow funds to facilitate the making of follow-on investments, to maintain various regulatory qualifications or to pay contingencies and expenses. The Portfolio will not borrow to pay the advisory fee payable to the Investment Adviser. The Portfolio is permitted under the Investment Company Act to borrow funds if, immediately after the borrowing, it will have an asset coverage (as defined in the Investment Company Act) of at least 200%. The amount and nature of any borrowings will depend upon a number of factors over which neither the Portfolio's board of managers nor the Investment Adviser has control, including general economic conditions, conditions in the financial markets and the impact of the financing on the tax treatment of the members. Subject to the foregoing, the Portfolio may borrow funds in an amount up to 25% of the value of its total assets (after giving effect to the proceeds from the borrowing). See "Investment Objective and Policies -- Borrowing."

         Although the Portfolio does not intend to borrow funds to make initial investments, the use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Portfolio's net asset value. The Portfolio also expects that, as a condition to lending, lenders may place restrictions on the Portfolio, which may include reserve requirements or operating restrictions, and may limit the ability of the Portfolio to make distributions to members. There can be no assurance that debt financing will be available on terms that the Investment Adviser, Investment Sub-Adviser or the Portfolio's board of managers consider to be acceptable and in the best interests of the Portfolio. If borrowing is unavailable, the Portfolio may be required to make an untimely disposition of an investment.


         Lack of Diversification


         The Fund and the Portfolio intend to operate as non-diversified investment companies within the meaning of the Investment Company Act and, therefore, the Fund and the Portfolio's investments may not be substantially diversified. In any event, the Fund and the Portfolio will not be able to achieve the same level of diversification as much larger entities engaged in similar activities. The Fund and the Portfolio's assets may be subject to greater risk of loss than if they were more widely diversified, inasmuch as the failure of one or more of a limited number of investments could have a greater adverse effect on the Portfolio than the failure of one of a large number of investments. The net asset value of a non-diversified company may be more volatile than in the case of a diversified company. See "Investment Objective and Policies."



                                THE OFFERING


         The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund (the "Units"). The Fund is offering up to 100,000 Units at a price per Unit of $500 through Charles Schwab & Co., Inc., as principal distributor. The Distributor is under common control with an affiliate of the Investment Adviser and Investment Sub-Adviser. Units may be sold by the Distributor to investors through financial intermediaries acting as broker or agent for their customers. The Fund's Adviser or an affiliate will pay the Distributor from its own assets, and not the assets of the Fund, an amount equal to 0.02% of the total of all subscriptions received in this offering. The Fund's Adviser or an affiliate, out of its own assets and not the assets of the Fund, may compensate Selling Agents who sell Units of the Fund to investors. The Fund's Adviser or an affiliate will also pay the Distributor, to the extent that investors are introduced to the Fund through the Distributor, an ongoing fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate through the fifth anniversary of the final subscription closing date of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Fund by the Distributor and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering. Such ongoing investor services may include: answering questions from the Distributor's clients or their advisers concerning the Fund and its operations; providing information to the Distributor's clients or their advisers at the request of the Fund or the Fund's Adviser; consulting upon request with the Fund, the Board of Managers or the Fund's Adviser concerning investor relations; and providing such other investor relations services as the Fund's Adviser may reasonably request. The offering will terminate on October 31, 2000, or such later date as the Portfolio may determine, not later than December 31, 2000, subject to extension by the Board of Managers to a date not later than May 11, 2001. If subscriptions for a minimum of [ ] Units have not been received by the Termination Date, the offering will terminate and all proceeds from the offering will be refunded to investors with any interest earned thereon and without any deductions. The minimum subscription is $25,000. We have the right to waive the minimum at our discretion. See "Risk Factors -- Minimum Proceeds and Portfolio Diversification."

         Each investor will be required to complete, execute and deliver to the Fund an executed copy of the Subscription Agreement, which will form a binding contract of the investor. Pursuant to the Subscription Agreement your subscription amount is required to be paid on or before the final subscription closing date (not later than December 31, 2000, subject to extension). Units may be purchased only by persons who represent to the Fund that the value of their total assets (exclusive of their principal residence) less their total liabilities is at least $500,000 and that the amount that they are subscribing for does not exceed 10% of their total assets less their total liabilities, and who make the other representations included in the Subscription Agreement to be entered into by each investor.

         Payments transmitted by subscribers to the Fund, or to the Selling Agents, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PFPC, Inc. pending each closing. Any checks should be made payable to PFPC Inc., as "Escrow Agent," and must be transmitted by Selling Agents directly to the Escrow Agent by noon of the next business day after receipt. In the event the Fund rejects a subscriber's Subscription Agreement or a subscriber elects to withdraw his subscription prior to his or her subscription closing date, PFPC, Inc. will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.

         We expect that a first subscription closing will be held on or about the fifth business day after receipt of subscriptions totaling at least $[ ]. The Fund may continue to offer the remaining unsold Units and accept subscriptions for such Units from time to time at subsequent closings until the Termination Date. Within five days after each closing, PFPC, Inc. will mail to each subscriber checks in the respective amounts of interest earned by funds held in escrow. If the minimum of [ ] subscriptions are received, any charges or expenses associated with the escrow account will be paid by the Fund's Adviser or an affiliate.



                              USE OF PROCEEDS


         The net proceeds to the Fund from this offering will be $50,000,000 if all Units are sold and before deducting organizational and initial offering expenses estimated to be approximately [$ ]. Organizational and offering expenses will be payable from the offering proceeds and will be deducted from members' capital accounts. [ , has agreed to pay the Fund's organizational costs, estimated to be in the event that the Fund receives subscriptions totaling less than $ . If the Fund receives subscriptions totaling [ ] or more, the Fund will pay its own organizational expenses.

         The Fund intends to invest substantially all of the proceeds in Excelsior Venture Partners III, LLC (the "Portfolio"). The Fund and the Portfolio share substantially the same investment objective and policies. Pending investment and for operating purposes, the Fund may invest in U.S. Government securities.

         It is anticipated that there will be a significant period of time (up to four years) before the Portfolio becomes fully invested. Although the Portfolio intends to invest or commit to invest more than 50% of the proceeds from the offering in Venture Capital Investments within the earlier of (i) two years after the final subscription closing date and (ii) two and one-half years after the commencement of this offering, a delay is common for BDCs because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. Further, investments in Venture Capital Investments and other Direct Investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of Venture Capital Investments and other Direct Investments will be made until the later years of the existence of the Portfolio. See "Risk Factors."



                                 MANAGEMENT


INVESTMENT ADVISERS; COMPENSATION

         Investment Advisers. U.S. Trust Company, a Connecticut state chartered bank and trust company, will serve as the investment adviser of the Fund. U.S. Trust Company will also serve as the Investment Adviser of the Portfolio pursuant to an investment advisory agreement with the Portfolio. United States Trust Company of New York, a New York state chartered bank and trust company, will serve as the Investment Sub-Adviser of the Portfolio pursuant to an investment sub-advisory agreement with the Investment Adviser and the Portfolio. U.S. Trust Company and United States Trust Company of New York are wholly owned subsidiaries of U.S. Trust Corporation, a registered bank holding company. The Investment Adviser or Investment Sub-Adviser have been the investment advisers to Fund I and Fund II, each a registered BDC, since September 1994 and March 1997, respectively. The investment personnel of the Investment Adviser and Investment Sub-Adviser consist of the same persons that perform the investment management functions for Fund I and Fund II. U.S. Trust Company's principal business address is 225 High Ridge Road, Stanford, Connecticut 06905. United States Trust Company of New York's principal business address is 114 West 47th Street, New York, NY 10036. On December 31, 1999, U.S. Trust's Asset Management Group, which includes United States Trust Company of New York and other affiliates of U.S. Trust Corporation, had approximately $86 billion in assets under management.

         Under the supervision of the Board of Managers, the Fund's Adviser is responsible for managing the Fund's temporary investments in U.S. Government securities and for managing the disposition of assets distributed to the Fund in kind from the Portfolio. The Fund's Adviser is also responsible for providing or arranging for management and administrative services for the Fund.

         Under the supervision of the Portfolio's board of managers, the Investment Adviser and Investment Sub-Adviser are responsible for finding, evaluating, structuring and monitoring the Portfolio's investments and for providing or arranging for management and administrative services for the Portfolio. The investment professionals in charge of the day-to-day management of the Portfolio have extensive experience in venture capital and private equity investing. See "Board of Managers, Officers and Investment Professionals" below.

         U.S. Trust Corporation is an indirect, wholly owned subsidiary of The Charles Schwab Corporation ("Schwab"). Through its principal subsidiary, Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case, as measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephone online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by 5,800 independent, fee-based investment advisers served by Schwab's institutional investor segment. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer, a director and significant shareholder of Schwab.

         Management Fees. The Fund will pay the Fund's Adviser an investment advisory fee equal to 0.1% of the Fund's net assets that are not represented by the Fund's investment in the Portfolio. The Fund will not pay the Fund's Adviser a management fee on assets invested in the Portfolio. The Portfolio will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 2.00% of the Portfolio's average quarterly net assets through the fifth anniversary of the Portfolio's first closing date and at an annual rate of 1.00% of net assets thereafter. The management fee is payable in arrears on the last day of each fiscal quarter. The Investment Adviser has agreed to waive the management fee during the subscription period, which will end on the final subscription closing date. Pursuant to the Investment Sub-Advisory Agreement, the Investment Adviser pays an investment management fee to the Investment Sub-Adviser.

          Investment Advisory Agreement. The Fund will enter into an investment advisory agreement with the Fund's Adviser. The Fund's Investment Advisory Agreement provides that the Fund's Adviser shall, subject to the supervision of the Fund's Board of Managers, identify, monitor and dispose of the Fund's investments and provide management and administrative services. Such administrative services may include: providing the Fund with office space, equipment, facilities, supplies and clerical services; keeping and maintaining the books and records of the Fund, administering capital accounts and handling communications and correspondence with members, preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund. The Fund also uses the services of an administrator, PFPC Inc.

         Under the Fund's Investment Advisory Agreement the Fund is obligated to bear all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including, but not limited to, fees and expenses of the Board of Managers; fees and expenses of the Fund's Adviser; fees and expenses of registering the Fund's Units under federal and state securities laws; interest; taxes; fees and expenses of the Fund's legal counsel and independent accountants; fees and expenses of the Fund's administrator (PFPC Inc.), transfer agent and custodian; expenses of printing and mailing Unit certificates, reports to members, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of members' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel to the members of the Board of Managers who are not interested persons of the Fund (within the meaning of the Investment Company Act); and the Fund's other business and operating expenses.

         The Fund's Investment Advisory Agreement provides for indemnification by the Fund of the Fund's Adviser, its affiliates and their officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of, or under, the Fund's Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, damage, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the Fund's Investment Advisory Agreement, or the reckless disregard of their obligations and duties under the Fund's Investment Advisory Agreement.

         The Fund's Investment Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Managers of the Fund who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding Units of the Fund; or (ii) the vote of a majority of the full Board of Managers of the Fund. The Fund's Investment Advisory Agreement also provides that it be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board of Managers or by vote of a majority of the outstanding Units of the Fund, on 60 days' written notice to the Fund's Adviser; or (ii) the Fund's Adviser on 90 days' written notice to the Fund. The Fund's Investment Advisory Agreement will terminate immediately in the event of its "assignment" (as defined in the Investment Company Act).

         The Portfolio has entered into substantially similar investment advisory agreements with the Investment Adviser and the Investment Sub-Adviser.


INVESTMENT OPERATIONS


         The Investment Adviser and/or the Investment Sub-Adviser will initiate, screen and monitor the Portfolio's investments.

         Direct Investments will typically be structured in negotiated, private transactions directly with the issuer. The Portfolio's investments will generally consist of non-publicly traded equity and equity-like securities, including common stock, preferred stock, limited partnership interests, limited liability company interests, warrants and convertible debentures, subject to certain regulatory and other restrictions. In connection with most Portfolio investments, the Portfolio will work with the Portfolio Company to develop and implement the Portfolio Company's long-term financial strategy and to enhance its value.


         The Investment Committee of the Investment Sub-Adviser, which consists of senior investment professionals of the Investment Sub-Adviser, will make the final investment decisions regarding any investment proposal made by the Investment Adviser or Investment Sub-Adviser.


         Deal Origination. Investment proposals may come to the attention of the Investment Adviser or Investment Sub-Adviser from many sources including unsolicited proposals from the public, personal contacts of the Investment Adviser or Investment Sub-Adviser or their affiliates, other private equity investors and referrals from investment banks, commercial banks, lawyers, accountants and other members of the financial community, including U.S. Trust personnel. The Investment Adviser and the Investment Sub-Adviser believe that investment opportunities may also come from several venture capital and private equity funds of which they or any of their affiliates may be an investor. Under certain circumstances, such opportunities may require prior exemptive relief from the Commission. See "Risk Factors --Potential Conflicts of Interest" and "Regulation."



         Evaluation of Investment Opportunities. Prior to committing funds to an investment opportunity, a disciplined investment process is undertaken which includes a legal, financial, tax, industry and company due diligence investigation by the Investment Adviser and/or the Investment Sub-Adviser to assess the prospects and risks of the potential investment. The experience and expertise of the officers of the Investment Adviser and the Investment Sub-Adviser will be essential in evaluating products, markets, industry trends, financial requirements, competition and the management team associated with a prospective investment. Each investment will be approved by the Investment Committee of the Investment Sub-Adviser.

         Structuring of Investments. The terms and conditions of the investments acquired will result from negotiations directly with the Portfolio Company or an affiliate thereof. The Investment Adviser or the Investment Sub-Adviser will be responsible for conducting such negotiations on behalf of the Portfolio and will seek to structure the terms of the investment to provide for the capital needs and success of the issuer and at the same time to maximize the Portfolio's opportunity for long-term capital appreciation. An important factor in successful private equity investing is proper structuring of the transaction in terms of such matters as price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, control and involvement in the issuer's business and liquidity.

         Management Assistance and Monitoring of Investments. Successful business development investing requires active monitoring and participation and influence on major financial decisions. Representatives of the Portfolio, the Investment Adviser or the Investment Sub-Adviser and their affiliates will frequently serve as members of the boards of directors or advisory boards of Portfolio Companies or will have visitation rights to those companies. Board representation, as well as a close working relationship with the operating management, should enable the Portfolio to exercise influence and provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and developing a public market for the securities of the Portfolio Companies. The close tracking of internal financial statements and progress reports, as well as an active working relationship with management, form the basis of effective portfolio monitoring and risk management.

         Liquidation of Investments. In order to realize the benefits of capital appreciation, private equity investments must be liquidated. The method and timing of the liquidation of investments are critical elements to maximizing portfolio return. The Portfolio expects to liquidate its investments through a variety of transactions, including mergers, negotiated sales of Portfolio Companies, sales in registered public offerings, sales in the public markets of registered securities and recapitalizations. In structuring the investments, the Investment Adviser or the Investment Sub-Adviser will endeavor to reach such understanding with the Portfolio Company or its affiliates as may be appropriate as to the method and timing of liquidation of the Portfolio's investments and will usually seek to obtain registration rights at the expense of the issuer and reporting compliance for eligible companies under Rule 144 under the Securities Act. Timing of divestiture or liquidation depends on the performance of the Portfolio Company, the ability of the Portfolio Company to refinance its outstanding securities and other financial market opportunities. See "Risk Factors -- Illiquidity of Private Equity Investments." The Portfolio will bear the costs of liquidating investments to the extent that such expenses are not paid by the issuer. The Portfolio may as an alternative to liquidating certain investments distribute such investments in kind. Prior to liquidation of the Portfolio, the Portfolio intends to distribute in kind only securities that may be resold without registration under the Securities Act and for which an active trading market exists. The Fund ordinarily intends to liquidate such assets directly, rather than distributing such assets in kind to investors. Distributions in kind involve certain expenses and risks. See "Risk Factors -- Distributions In Kind."


ADMINISTRATOR


         The Administrator, PFPC Inc., performs certain administration, accounting and investor services for the Fund and the Portfolio. In consideration for these services, the Fund (i) pays the Administrator a variable fee between 0.065% and 0.03% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $11,000 for taxation services and (iii) will reimburse the Administrator for out-of-pocket expenses. The Portfolio pays the Administrator a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $11,000 for taxation services and (iii) will reimburse the Administrator for out-of-pocket expenses.


BACKGROUND


         The following list includes all the private companies and private funds in which Fund I and Fund II have invested as of July 31, 2000. Except as otherwise noted, unrealized gain/(loss) and total value reflect the values assigned for purposes of determining the net asset values of Fund I and Fund II. The values of securities for which no active trading market exists or which are subject to material restrictions on resale reflect fair value as determined pursuant to such fund's valuation policies except as otherwise noted. All or substantially all of the investments listed below are valued at fair value. The list is intended to illustrate the types of investments with which the Investment Adviser and Investment Sub-Adviser have experience.




                       SUMMARY OF DIRECT INVESTMENTS
                             MADE BY U.S. TRUST
                      INFORMATION AS OF JULY 31, 2000
                                (UNAUDITED)
                                                                                                                TOTAL VALUE
                                                                                                              (COST BASIS AND
                                                                                                               REALIZED GAIN/
                                            AVERAGE                                                             (LOSS) AND
                                            HOLDING            COST           REALIZED       UNREALIZED         UNREALIZED
DIRECT INVESTMENTS                       PERIOD (YEARS)        BASIS         GAIN/(LOSS)     GAIN/(LOSS)        GAIN/(LOSS))
------------------------------------------------------------------------------------------------------------------------------


INVESTMENTS REALIZED AND/OR PUBLIC
  COMPANIES

   Accrue Software, Inc. (NeoVista)*          2.4         $  1,038,488     $    680,572     $    563,937        $   2,282,997
   CommSite International, Inc.               2.6            2,718,750          106,058                -            2,824,808
   Corsair Communications, Inc.               2.7            3,000,003        1,743,843                -            4,743,846
   LifeMinders, Inc. **                       1.1           11,499,997       24,050,821       69,758,741          105,309,559
   QuickLogic Corporation                     3.7            3,000,000        5,389,597        1,115,941            9,505,538
   Rental Services Corp.                      1.7              985,000        2,086,479                -            3,071,479
   Signius Corporation                        3.1            3,418,146       (3,414,128)               -                4,018
   Softcom Microsystems, Inc.                 1.0            4,178,649        9,998,176        1,243,640           15,420,465
   WNP Communications, Inc.                   0.9            5,877,855       13,338,276                -           19,216,131

------------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL                                            $ 35,716,888     $ 53,979,694     $ 72,682,258        $ 162,378,840


PRIVATE COMPANIES
   Advantage Schools, Inc.                    1.5         $  4,606,551     $          -     $  6,264,725        $  10,871,276

   Best Friends Pet Care, Inc.                3.3            3,525,000                -                -            3,525,000
   BPA Systems, Inc.                          0.2            5,000,000                -                -            5,000,000
   Captura Software, Inc.                     1.5            4,799,998                -        3,078,260            7,878,258
   Classroom Connect, Inc.                    1.6            7,999,951                -        1,819,965            9,819,915
   Constellar Corporation                     2.3            6,999,995                -                -            6,999,995
   Curon Medical, Inc.                        0.8            7,624,144                -                -            7,624,144
   ePod Corporation                           0.5            1,550,000                -        1,071,240            2,621,240
   firstsource Corporation                    0.4           10,000,000                -                -           10,000,000
   KillerBiz, Inc.                            0.6              583,333                -                -              583,333
   LogicVision, Inc.                          2.7            1,549,499                -          106,208            1,655,707
   Managemark, Inc.                           1.4            5,500,002                -                -            5,500,002
   MarketFirst Software, Inc.                 0.8            5,849,543                -                -            5,849,543
   MySeasons.com, Inc.                        0.4            2,000,100                -                -            2,000,100
   PowerSmart, Inc.                           2.4            9,237,500                -        4,851,261           14,088,761
   Protogene Laboratories, Inc.               0.6            5,680,000                -                -            5,680,000
   ReleaseNow.com Corp.                       1.9            6,810,039                -        2,646,106            9,456,145
   SurVivaLink Corporation                    1.9            7,584,999                -                -            7,584,999
   Zeus Wireless, Inc.                        0.6            5,000,001                -                -            5,000,001

------------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL                                            $ 101,900,655    $          -     $  19,837,764     $   121,738,419


INVESTMENTS WRITTEN OFF

   AbTox, Inc.                                3.2         $   2,800,001    $          -    $ (2,800,001)      $             -

   Cardiopulmonary Corporation                3.6             2,150,000               -      (2,150,000)                    -
   P2 Holdings Corp.                          1.3             2,750,000       (2,750,000)             -                     -
   Party Stores Holdings, Inc.                1.4             2,055,206       (2,055,206)             -                     -
------------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL                                            $   9,755,207    $  (4,805,206)  $  4,950,001)      $             -

------------------------------------------------------------------------------------------------------------------------------
TOTAL - ALL DIRECT INVESTMENTS                1.6         $ 147,372,749    $ 49,174,488    $ 87,570,022       $   284,117,259
------------------------------------------------------------------------------------------------------------------------------


* Fund I owns both restricted and unrestricted stock. Fund I's holdings of restricted stock are valued at a 20% discount to the public market valuation shown in the table.

** Fund II's holdings are restricted as to resale and are valued at a 25% discount to the public market valuation shown in the table.




                        SUMMARY OF FUND INVESTMENTS
                             MADE BY U.S. TRUST
                      INFORMATION AS OF JULY 31, 2000
                                (UNAUDITED)


                                                                                                             TOTAL VALUE
                                                                                                           (COST BASIS AND
                                                                                                            REALIZED GAIN/
                                                                                                             (LOSS) AND
                                                  CAPITAL         COST         REALIZED      UNREALIZED      UNREALIZED
FUND INVESTMENTS                                 COMMITTED        BASIS       GAIN/(LOSS)     GAIN/(LOSS)    GAIN/(LOSS))
------------------------------------------------------------------------------------------ --------------------------------


         Advanced Technology Ventures V        $ 3,000,000    $  2,175,000    $         -    $  1,765,474   $    3,940,474
         Allegra Capital Partners III            2,000,000       2,000,000      1,302,878       1,254,388        4,557,266
         Brand Equity Ventures I                 2,500,000       2,250,000        636,454         597,946        3,484,399
         Brentwood Associates Buyout Fund II     2,000,000       2,000,000        158,388         (27,576)       2,130,812
         Brentwood Associates III                5,000,000       1,993,700              -        (206,965)       1,786,735
         Broadview Capital II                    5,000,000       2,250,000              -        (111,964)       2,138,036
         Bruckmann, Rosser, Sherrill & Co.       2,000,000       2,000,000        152,242         234,351        2,386,593
         Commonwealth Capital Ventures II        4,000,000       2,900,000      1,349,341        (205,831)       4,043,510
         Communications Ventures III             5,000,000       5,000,000              -      15,239,374       20,239,374
         Friedman, Fleischer & Lowe              5,000,000         941,218              -        (216,926)         724,292
         Mayfield Fund X                         5,000,000       4,000,000              -       3,059,017        7,059,017
         Mid-Atlantic Venture Fund III           5,000,000       4,000,000              -       4,015,159        8,015,159
         Morgenthaler Venture Partners IV        2,000,000       2,000,000      1,773,594       3,240,866        7,014,460
         Morgenthaler Venture Partners V         8,000,000       5,600,000        279,036      10,600,205       16,479,241
         Quad-C Partners V                       5,000,000       3,361,017              -         785,788        4,146,805
         Sevin Rosen Fund V                      2,000,000       2,000,000      1,654,983         819,055        4,474,038
         Sevin Rosen Fund VI                     2,500,000       2,175,000      1,849,706         642,347        4,667,053
         Trinity Ventures VI                     3,000,000       2,342,249        439,319       2,173,320        4,954,889
         Vanguard Venture Partners V             2,000,000       2,000,000      2,378,469       2,746,747        7,125,216

---------------------------------------------------------------------------------------------------------------------------
TOTAL - ALL FUND INVESTMENTS                  $ 70,000,000    $  50,988,184   $11,974,411   $ 46,404,772    $ 109,367,368
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL - ALL INVESTMENTS                                       $ 198,360,934   $61,148,900   $133,974,794    $ 393,484,627
---------------------------------------------------------------------------------------------------------------------------



INVESTMENTS REALIZED AND/OR PUBLIC COMPANIES

         Accrue Software, Inc., Cupertino, CA ("Accrue")
         Initial Investment Date:           June 1997
         Total Investment:                  $1.0 million
         Total Investment Value:*           $2.2 million

         In January 2000, Accrue Software (NASDAQ: ACRU) acquired NeoVista in exchange for 2.4 million shares of Accrue stock. NeoVista develops data mining software and applications related to customer relationship management. Data mining allows companies to discover non-obvious relationships by applying various algorithms to data stored in databases and data warehouses and is applied to inventory management, customer profiling, behavior prediction and fraud detection.

         *Fund I owns both restricted and unrestricted stock. Fund I's holdings of restricted stock are valued at a 20% discount to the public market valuation shown in the table.


         CommSite International, Inc., Vienna, VA ("CommSite")
         Initial Investment Date:           April 1996
         Total Investment:                  $2.7 million
         Total Proceeds:**                  $2.8 million

         CommSite is a provider of wireless towers and construction services. On May 13, 1999, American Tower Corporation, a publicly traded company, acquired CommSite.

         **Total proceeds include estimate of additional milestone payments to CommSite from American Tower.

         Corsair Communications, Inc., Palo Alto, CA ("Corsair")
         Initial Investment Date:           October 1996
         Total Investment:                  $3.0 million
         Total Investment Value:            $4.8 million

         Corsair (NASDAQ: CAIR) is a wireless communication infrastructure company providing pre-paid wireless handset and fraud detection software and services.


         LifeMinders Inc., Herndon, VA ("LifeMinders")
         Initial Investment Date:           February 1999
         Total Investment:                  $11.5 million
         Total Investment Value:***         $105.3 million

         LifeMinders (NASDAQ: LFMN) is an online direct marketing company that provides personalized information or content and advertisements via email to a community of members. Email messages contain helpful reminders and tips that enable its members to better organize and manage their lives. As of July 31, 2000, the company had approximately 15 million members and numerous advertising partners. LifeMinders has experienced significant membership growth since our initial investment in February 1999, when the company had less than 50,000 members. LifeMinders held its initial public offering in November 1999. Fund II has invested $11.5 million in LifeMinders.com at an average cost of $2.70 per share and the company's stock, as of July 31, 2000, was trading at $22.50 per share.

         ***Fund II's holdings are restricted as to resale and are valued at a 25% discount to the public market valuation shown in the table.



         QuickLogic Corporation, Sunnyvale, CA ("QuickLogic")
         Initial Investment Date:           November 1996
         Total Investment:                  $3.0 million
         Total Investment Value:            $9.5 million

         QuickLogic (NASDAQ: QUIK) designs, manufactures and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays, along with comprehensive design software. The company's products shorten the design cycle time for electronic systems and accelerate time-to-market. QuickLogic's new class of devices, embedded standard products, facilitate extremely fast development of complex systems. QuickLogic held its initial public offering in October 1999.

         Rental Service Corp., Scottsdale, AZ ("Rental Service")
         Initial Investment Date:           January 1996
         Total Investment:                  $1.0 million
         Total Proceeds:                    $3.1 million

         Rental Service is a consolidator of heavy equipment rental businesses and an outsourced provider of heavy equipment. The Portfolio had its initial public offering in September 1996 and was subsequently acquired by Atlas, Copco North America in July, 1999.

         Signius Corporation (formerly known as ProCommunications Corp.), Somerset, NJ ("Signius")
         Initial Investment Date:           September 1996
         Total Investment:                  $3.4 million
         Total Investment Value:            $0

         Signius provides telemessaging services for small and medium-sized businesses. In March 2000, Signius was sold for a nominal amount.

         Softcom Microsystems, Inc., Fremont, CA ("Softcom")
         Initial Investment Date:           August 1998
         Total Investment:                  $4.2 million
         Total Proceeds:****                $15.4 million

         Softcom designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where baseband Local Area Network traffic moves on to a high-speed broadband Internet backbone. Softcom was sold in August 1999 to Intel.

         ****10% of proceeds remain unrealized due to escrow holdback as part of the Intel acquisition.

         WNP Communications, Inc., Reston, VA ("WNP")
         Initial Investment Date:           January 1998
         Total Investment:                  $5.9 million
         Total Proceeds:                    $19.2 million

         WNP acquired broadband spectrum covering 30 of the top 50 markets in the United States in the Local Multipoint Distribution Services auction conducted by the FCC in 1998. Subsequently, the company was acquired in May 1999 by NextLink, a publicly traded wireless communication services provider, for cash and stock.


PRIVATE COMPANIES

         Advantage Schools, Inc., Boston, MA ("Advantage")
         Initial Investment Date:           June 1998
         Total Investment:                  $4.6 million
         Investment Carrying Value:         $10.9 million


         Advantage is an education management organization which manages public charter schools on a for-profit basis. Advantage manages charter schools in urban school districts in cooperation with local partners. Its schools are publicly funded, receiving per-student capitalization rates generally consistent with those received by other schools in the district. Founded in 1996, Advantage currently manages 15 schools across the country.

         Best Friends Pet Care, Inc., Norwalk, CT ("Best Friends")
         Initial Investment Date:           December 1996
         Total Investment:                  $3.5 million
         Total Investment Value:            $3.5 million

         Best Friends is the largest operator of pet kennels in the United States. The company's facilities offer a wide range of pet services including boarding, grooming and training.

         BPA Systems, Inc., Austin, TX ("BPA")
         Initial Investment Date:           June 2000
         Total Investment:                  $5.0 million
         Investment Carrying Value:         $5.0 million

         BPA develops fulfillment software solutions that help
         Internet-enabled companies rapidly take advantage of e-commerce opportunities. The BPA product suite allows large global companies as well as internet startups to fully integrate their existing supply chains with their e-commerce web sites.


         Captura Software, Inc., Bothell, WA ("Captura")
         Initial Investment Date:           February 1999
         Total Investment:                  $4.8 million
         Investment Carrying Value:         $7.9 million

         Captura is an e-finance application services provider developing and marketing expense management software and solutions for large companies. The company's products significantly increase the efficiency and lower the cost of expense reports by providing a web-based software application that automates much of the process. Captura's customer base includes General Motors, Ford, Compaq and Aetna.

         Classroom Connect Inc., Foster City, CA ("Classroom Connect")
         Initial Investment Date:           September 1998
         Total Investment:                  $8.0 million
         Investment Carrying Value:         $9.8 million


         Classroom Connect is a provider of educational Internet products to students in the kindergarten to eighth grade market. The company offers products and services, including proprietary instruction guides, teaching plans, seminars and unique Internet content via electronic commerce and direct mail, to teachers and school districts wishing to incorporate the Internet into the classroom.


         Constellar Corporation, Redwood Shores, CA ("Constellar")
         Initial Investment Date:           April 1998
         Total Investment:                  $7.0 million
         Investment Carrying Value:         $7.0 million

         Constellar is a provider of enterprise application integration software and services to large organizations in North America, Europe and Australia. Constellar provides products and services that work to untangle complex information technology environments by managing data, making it accessible and moving it across several different applications. Constellar's customer list includes Sprint, British Telecom, Deutsche Bank, NatWest, Princeton University, London Stock Exchange and General Electric.


         Curon Medical, Inc., Sunnyvale, CA ("Curon")
         Initial Investment Date:           December 1999
         Total Investment:                  $7.6 million
         Investment Carrying Value:         $7.6 million

         Curon develops and markets medical devices for the treatment of gastrointestinal diseases using radio frequency delivered through a catheter. Curon had developed a product targeting gastroesophageal reflux disease that received 510(k) clearance from the Food and Drug Administration in April 2000. Curon filed its S-1 for Initial Public Offering on May 25, 2000.


         ePod Corporation, New York, NY ("ePod")
         Initial Investment Date:           December 1999


         Total Investment:                  $1.6 million
         Investment Carrying Value:         $2.6 million


         ePod provides distributed e-commerce, content syndication and media advertising services to manufacturers, retailers, Web publishers and content providers in the entertainment, retail and advertising industries. The ePod.com commerce network uses a common merchandising infrastructure through which companies can promote and sell products by packaging and distributing content and merchandise through commerce-enabled showcases called ePods.


         firstsource Corporation, Santa Ana, CA ("firstsource")
         Initial Investment Date:           February 2000
         Total Investment:                  $10.0 million
         Investment Value:                  $10.0 million

         firstsource is a provider of business products, services and online business procurement solutions for small and medium-sized businesses. With approximately 250,000 SKUs (Store Keeping Units) and numerous different service providers, the firstsource.com web site allows customers to search, compare, price and buy products and services directly from multiple distributors' inventories.

         KillerBiz, Inc., Fremont, CA ("KillerBiz")
         Initial Investment Date:           December 1999
         Total Investment:                  $0.6 million
         Investment Carrying Value:         $0.6 million

         KillerBiz is an online business-to-business marketplace connecting small businesses to service providers. The company is dedicated to lowering the time and costs associated with services procurement, while providing sellers with a cost effective means to access and respond to qualified sales leads through a "request-for-quote" or "request-for-proposal" engine. The KillerBiz web site offers a business-to-business marketplace that leverages both Extensible Mark-up Language and patent-pending Intelligent Trained Agent technology.

         LogicVision, Inc., San Jose, CA ("LogicVision")
         Initial Investment Date:           May 1997
         Total Investment:                  $1.5 million
         Total Investment Value:            $1.7 million

         LogicVision is a developer of built-in self testing technologies used in semiconductor design, testing and manufacture. As semiconductors become more complex (i.e. large systems reduced to a customized chip), the need to adopt new testing technology has become critical. LogicVision's customers include Sun Microsystems, Cisco Systems, NCR Corp., Hitachi and Hughes.

         Managemark, Inc., Sunnyvale, CA ("Managemark")
         Initial Investment Date:           June 1999
         Total Investment:                  $5.5 million
         Investment Carrying Value:         $5.5 million

         Managemark is an Internet application software company focused on developing finance and administration software and services to small and middle-market firms. The company's current offerings are focused on increasing the efficiency and lowering the cost of processing corporate expenses.

         MarketFirst Software, Inc., Mountain View, CA ("MarketFirst")
         Initial Investment Date:           August 1999
         Total Investment:                  $5.8 million
         Investment Carrying Value:         $5.8 million

         MarketFirst is a developer and marketer of hosted e-marketing software and services targeting middle-market corporations. The company's solution is focused on enabling and managing interactive marketing campaigns through the Internet. The company's customers are motivated by the prospect of increasing customer revenue, improving customer relationships and reducing costs by automating key marketing functions with the MarketFirst solution.

         MySeasons.com, Inc., New York, NY ("MySeasons")
         Initial Investment Date:           February 2000
         Total Investment:                  $2.0 million
         Investment Value:                  $2.0 million

         MySeasons is a business-to-consumer and business-to-business Internet commerce site aimed at selling gardening and related horticultural products, as well as providing associated content to the gardening community. MySeasons is a newly capitalized entity and represents the internet initiative of Foster & Gallagher, a direct mail company and the largest non-store horticulture retailer in the United States.

         PowerSmart, Inc., Shelton, CT ("PowerSmart")
         Initial Investment Date:           January 1998
         Total Investment:                  $9.2 million
         Investment carrying Value:         $14.1 million


         PowerSmart is a provider of "smart" battery management products designed to maximize battery run-times and safety in laptop computers, cellular telephones and camcorders as well as a variety of hand-held industrial devices. PowerSmart recently introduced two new lines of Application Specific Integrated Circuits and electronic modules that offer performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell.

         Protogene Laboratories, Inc., Menlo Park, CA ("Protogene")
         Initial Investment Date:           December 1999
         Total Investment                   $5.7 million
         Investment Carrying Value:         $5.7 million

         Protogene is a developer and manufacturer of DNA gene chip technology used in molecular biology and genetic research. The company's products allow for flexible, short-run testing of genetic expression that has broad applications in genetic research and pharmaceutical development.


         ReleaseNow.com Corp., Menlo Park, CA ("ReleaseNow")
         Initial Investment Date:           June 1998
         Total Investment:                  $6.8 million
         Investment Carrying Value:         $9.5 million

         ReleaseNow is an outsourced provider of e-commerce services for vendors and resellers of software and other digital goods. The company builds and manages e-commerce solutions that enable customers to market, sell and deliver software online. ReleaseNow provides software publishers, software resellers and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel. ReleaseNow filed its S-1 for Initial Public Offering on January 28, 2000.


         SurVivaLink Corporation, Minnetonka, MN ("SurVivaLink")
         Initial Investment Date:           August 1998
         Total Investment:                  $7.6 million
         Investment Carrying Value:         $7.6 million

         SurVivaLink designs, develops and markets automated external defibrillators ("AEDs"), which are portable, emergency medical devices that deliver electrical shocks to resuscitate victims of cardiac arrest. SurVivaLink's AEDs are small, lightweight and easy to use, making them suitable for law enforcement personnel, firefighters and paramedics. To date, SurVivaLink estimates that its AEDs have been responsible for saving over 250 lives.

         Zeus Wireless, Inc., Columbia, MD ("Zeus")
         Initial Investment Date:           December 1999
         Total Investment:                  $5.0 million
         Investment Carrying Value:         $5.0 million

         Zeus builds and markets long-range frequency hopping radios for commercial and industrial facilities. The company utilizes radio frequency technology as a substitute for wire with comparable range, reliability and security at an equivalent price.


INVESTMENTS WRITTEN-OFF

         AbTox, Inc., Mundelein, IL ("AbTox")
         Initial Investment Date:           March 1997
         Total Investment:                  $2.8 million
         Total Investment Value:            $0

         AbTox, a manufacturer of gas plasma sterilizers, has filed for bankruptcy due to operating problems arising from regulatory issues related to one of its products.

         Cardiopulmonary Corporation, Milford, CT
         Initial Investment Date:           November 1996
         Total Investment:                  $2.2 million
         Total Investment Value:            $0




         Cardiopulmonary Corporation is a manufacturer of a smart
         ventilator used in the acute and sub-acute hospital market that adapts to patients' changing breathing patterns. Fund I's position has been written down pursuant to a recent recapitalization of the company.
         P2 Holdings Corp. (formerly known as Plynetics Express), San Leandro, CA ("P2 Holdings")
         Initial Investment Date:           June 1997
         Total Investment:                  $2.8 million

         Total Investment Value:            $0

         P2 Holdings was a provider of rapid prototyping and rapid tooling services. Fund I wrote off its investment as the company filed for bankruptcy in 1998.

         Party Stores Holdings, Inc., Melville, NY ("Party Stores")
         Initial Investment Date:           May 1997
         Total Investment:                  $2.1 million
         Total Investment Value:            $0



         Party Stores operated the Party Experience, the Paperama and Paper Cutter retail stores. The company filed for bankruptcy in 1998 and Fund I's $2.1 million investment was written off.


PRIVATE FUNDS


         Advanced Technology Ventures V, LP ("ATV V")
         Fund Size:                         $175 million
         Investment commitment:             $3.0 million

         ATV V is an early-stage focused fund targeting information technology and health care markets. Since 1979, ATV V has invested in and worked with over 100 emerging companies, including Actel, Berkeley Networks, Cadence Design Systems, Epigram and VLSI Technology.

         Allegra Capital Partners III, LP  ("Allegra III")
         Fund Size:                         $40 million
         Investment commitment:             $2.0 million

         Allegra III is a later-stage focused venture fund based in New York City. Allegra III invests primarily in companies in the telecommunications, software and service industries with "Internet-driven" strategies. Allegra III's principals have been investors in Autotote, Axent Technologies, Business Evolution and Viasoft.


         Brand Equity Ventures I, LP ("BEV")
         Fund Size:                         $95 million
         Investment commitment:             $2.5 million

         BEV is focused on investing broadly across the consumer sector, particularly in branded opportunities within e-commerce, retailing, direct response and other consumer services. To date, the fund has made distributions resulting from investments in Alloy Online and Outpost.com.


         Brentwood Associates Buyout Fund II, LP ("Brentwood II")
         Fund Size:                         $240 million
         Investment commitment:             $2.0 million

         Brentwood II is focused on middle-market buyouts and consolidations. Brentwood II's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy. Brentwood was an investor in Rental Services and is an investor in Classroom Connect, companies in which Fund I and Fund II, respectively, have invested.

         Brentwood Associates III, LP
         Fund Size:                         $360 million
         Investment commitment:             $5 million

         See Brentwood II above.

         Broadview Capital II, LP ("Broadview")
         Fund Size:                         $220 million
         Investment commitment:             $5 million

         Broadview is focused on buyouts and other recapitalizations within the technology sector. The fund is sponsored by Broadview International LLC, a leading technology mergers and acquisitions focused investment banking firm. To date, Broadview International has advised on mergers and acquisitions for companies such as Nokia, Fore Systems, Lycos and BMC Software and will be able to provide Broadview with substantial resources to make its investments.

         Bruckmann, Rosser, Sherrill & Co., LP ("BRS")
         Fund Size:                         $375 million
         Investment commitment:             $2.0 million

         BRS is a leveraged buyout fund based in New York. The firm's portfolio contains investments ranging from Restaurant Associates, a restaurant operator and food service contractor, to Doane Pet Care Enterprises, a manufacturer and distributor of pet food.

         Commonwealth Capital Ventures II, LP ("Commonwealth II")
         Fund Size:                         $80 million
         Investment commitment:             $4.0 million

         Commonwealth II makes investments in early to later-stage information technology companies in the New England region. Commonwealth II maintains a particular focus on communications technology, Internet software and services and e-commerce companies. Commonwealth II has been an investor in Altiga Networks, Direct Hit Technologies and Smarterkids.com.

         Communications Ventures III, LP ("Communications Ventures III")
         Fund Size:                         $125 million
         Investment commitment:             $5.0 million



         Communications Ventures III invests exclusively in the communications sector, targeting early-stage companies. As investors, the principals of Communications Ventures III have played roles in the formation of many companies in the communications industry, including Advanced Fibre Communications, Ascend, Broadcom, Ciena, Copper Mountain, Digital Microwave, Digital Island, Intecom, MCI, Newbridge, Octel, PairGain, Paradyne, Tellabs, Tut Systems and 3COM.

         Friedman, Fleischer & Lowe, LP ("Friedman, Fleischer & Lowe")
         Fund Size:                         $325 million
         Investment commitment:             $5.0  million

         Friedman, Fleischer & Lowe is a first-time fund focused exclusively on participation in middle-market buyouts. The principals of Friedman, Fleischer & Lowe have been involved in a number of buyout transactions including Young & Rubicam, Levi-Strauss, Hoyts and Western Wireless.



         Mayfield Fund X, LP ("Mayfield X")
         Fund Size:                         $450 million
         Investment commitment:             $5.0  million

         Mayfield X is focused on early-stage information technology and healthcare investments, primarily located in Silicon Valley, CA. Founded in 1969, Mayfield has raised over $1 billion in nine venture funds and invested in over 340 high-growth companies. Among their investments are 3COM, Compaq, Immunex, Silicon Graphics, Citrix Systems and Legato.

         Mid-Atlantic Venture Fund III, LP ("MAVF III")
         Fund Size:                         $60 million
         Investment commitment:             $5.0  million

         MAVF III invests in early and expansion-stage technology companies in the Mid-Atlantic region. The principals of MAVF III have significant investment experience and have established over the years a presence within the investment community in the Mid-Atlantic region. The principals of MAVF III have been investors in Visual Networks and Net2000 Communications.



         Morgenthaler Venture Partners IV, LP ("MVP IV")
         Fund Size:                         $135 million
         Investment commitment:             $2.0 million

         MVP IV is an early-stage venture fund, investing primarily in information technology and healthcare companies as well as buyouts of basic businesses. The fund's principals have been involved with successful venture capital investments in Apple Computer, Synopsys, Atria Software, Premysis Software and CardioThoracic. To date, Fund I has received from MVP IV shares of Nortel, Microsoft and Guidant, as well as several cash distributions.



         Morgenthaler Venture Partners V, LP
         Fund Size:                         $300 million
         Investment commitment:             $8.0 million

         See MVP IV above.


         Quad-C Partners V, LP ("Quad-C")
         Fund Size:                         $300 million
         Investment commitment:             $5.0 million

         Quad-C is focused on taking control positions in leveraged acquisitions and recapitalizations of middle-market companies. Quad-C's principals have significant operating and financial experience and have made investments across industries such as restaurants, banking, automotive logistics and media.


         Sevin Rosen Fund V, LP ("Sevin Rosen V")
         Fund Size:                         $160 million
         Investment commitment:             $2.0 million

         Sevin Rosen V invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as those companies with Internet-enabled business models. The principals at Sevin Rosen V have a track record that includes being early investors in Compaq, Lotus, Cyrix, Citrix and Ciena. To date, this fund has made distributions of stock including Ciena, Pure Atria Software and Cisco Systems.

         Sevin Rosen Fund VI, LP
         Fund Size:                         $165 million
         Investment commitment:             $2.5 million

         See Sevin Rosen V above.


         Trinity Ventures VI, LP ("Trinity VI")
         Fund Size:                         $140 million
         Investment commitment:             $3.0 million

         Trinity VI is focused on investing in early to late-stage companies in the software, communications and electronic commerce sectors. The principals of Trinity VI have been involved with numerous successful investments, including SciQuest, NextCard, Quokka Sports, Starbucks and Fatbrain.com.

         Vanguard Venture Partners V, LP ("Vanguard V")
         Fund Size:                         $55 million
         Investment commitment:             $2.0 million

         Vanguard V is an early-stage fund investing in information technology and healthcare. Among the principals' previous successful investments are Ciena, Advanced Fibre Communications and Network Appliances. The fund has distributed shares of Cisco Systems and currently holds Cobalt Networks, Image X and Digital Island.


         THE FOREGOING INFORMATION WITH RESPECT TO FUND I AND FUND II IS PRESENTED TO ILLUSTRATE THE TYPES OF INVESTMENTS THAT THE INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER HAVE EXPERIENCE WITH IN THE BDC CONTEXT AND TO SHOW THE POTENTIAL ECONOMIC BENEFITS AND RISKS INHERENT IN MAKING SUCH INVESTMENTS. THE INFORMATION SHOWN SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE GAINS OR LOSSES THAT THE PORTFOLIO WILL EXPERIENCE ON ITS INVESTMENTS. IN ADDITION, THE PORTFOLIO MAY MAKE INVESTMENTS IN A WIDE RANGE OF BUSINESSES AND ENTITIES AND THE FOREGOING INFORMATION SHOULD NOT BE VIEWED AS REPRESENTATIVE OF THE PORTFOLIO'S ACTUAL PORTFOLIO. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. THE INFORMATION SET FORTH ABOVE REPRESENTS ACTUAL COST AND REALIZED AND UNREALIZED GAIN AND LOSS FOR EACH INDIVIDUAL INVESTMENT MADE BY FUND I AND FUND II, OTHER THAN SHORT-TERM INVESTMENTS. FUND I AND FUND II EXPERIENCED COSTS AND EXPENSES IN MAKING SUCH INVESTMENTS, MONITORING SUCH INVESTMENTS AND, WHERE APPLICABLE, DISPOSING OF SUCH INVESTMENTS. ADDITIONAL COSTS WILL BE EXPERIENCED ON THE DISPOSITION OF INVESTMENTS NOT YET DISPOSED OF. UNREALIZED GAIN AND LOSS AMOUNTS ARE BASED ON UNITED STATES TRUST PORTFOLIO OF NEW YORK'S DETERMINATION OF THE CURRENT VALUE OF THE INVESTMENTS, WHICH DETERMINATION ORDINARILY INVOLVES A HIGH DEGREE OF JUDGMENT AND SUBJECTIVITY (SEE "VALUATION OF PORTFOLIO SECURITIES"). UPON DISPOSITION, FUND I AND FUND II MAY REALIZE MORE OR LESS THAN THE ASSIGNED VALUATION. IN ADDITION, FUND I AND FUND II ARE SUBJECT TO INVESTMENT MANAGEMENT FEES, INCENTIVE FEES AND ONGOING OPERATING EXPENSES, NONE OF WHICH ARE REFLECTED IN THE FOREGOING INFORMATION. FUND I AND FUND II ALSO MAINTAINED SUBSTANTIAL HOLDINGS OF SHORT-TERM INVESTMENTS PENDING INVESTMENT IN THE ABOVE LISTED INVESTMENTS. ACCORDINGLY, THE FOREGOING INFORMATION IS NOT INDICATIVE OF THE ACTUAL RETURNS EXPERIENCED BY INVESTORS IN FUND I AND FUND II.


                  Set forth below are the performance figures for Fund I and Fund II for the periods shown, calculated in conformity with the standardized performance methodology required by the Securities and Exchange Commission.



                                                         1-Year        3-Year       Since Inception
         UST Private Equity Investors Fund, Inc.         41.13%        3.36 %       6.71%
         Excelsior Private Equity Fund II, Inc.          47.16%        N/A          24.94%


CODE OF ETHICS


         The Fund, the Portfolio, the Distributor, the Investment Adviser and the Investment Sub-Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act that restrict the personal securities transactions of certain associated persons of the Fund, the Portfolio, the Distributor, the Investment Adviser and the Investment Sub-Adviser. The primary purpose of such codes is to ensure that personal trading by their respective employees does not disadvantage the Fund or the Portfolio. U.S. Trust portfolio managers and other investment personnel who comply with the code of ethic's pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be purchased or sold by or are held in the fund(s) they advise. The code of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov or may be obtained after paying a duplicate fee, by electronic request to the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


BOARD OF MANAGERS, OFFICERS AND INVESTMENT PROFESSIONALS


         Pursuant to the Fund's Operating Agreement, the business and affairs of the Fund will be managed under the direction of its Board of Managers. Pursuant to the Portfolio's Operating Agreement, the business and affairs of the Portfolio will be managed under the direction of its board of managers. The Board of Managers of the Fund consists of the same persons as the board of managers of the Portfolio. The following are descriptions of the members of the boards of managers and the officers of the Fund and the Portfolio, as well as of key employees of the Investment Sub-Adviser, including the members of the Investment Sub-Adviser's Investment Committee. Unless otherwise noted, each member of the Investment Adviser's Investment Committee has been an employee of United States Trust Company of New York for at least the previous five years and the business address of each individual listed below is 114 West 47th Street, New York, New York 10036. Mr. Hover may be deemed an "interested person" of the Fund and the Portfolio, as defined in the Investment Company Act, on the basis of his affiliation with U.S. Trust.


Board of Managers


         Gene M. Bernstein (53). As of September 1, 2000, Mr. Bernstein is the Dean of the Skodneck Business Development Center at Hofstra University of Hempstead, New York. Prior to that, he worked at (and remains a principal of) Northville Industries Corp., a third generation privately held petroleum marketing, trading, storage and distribution company since 1994. While in Northville he held positions ranging from Vice President to President to Vice-Chairman. Prior to working at Northville Industries, he taught at the University of Notre Dame. He is the Chairman of the Board of Trustees at his alma mater, Alfred University, from which he holds a B.A. degree in English Literature. He also has a M.A. degree in English Literature from the University of Wisconsin and a Ph.D. in English Literature from the University of Massachusetts. Mr. Bernstein serves as a director or manager of Fund I, Fund II, the Excelsior Hedge Fund of Funds I, LLC and the Portfolio.

         John C. Hover II (57).* Mr. Hover retired as Executive Vice President of the United States Trust Company of New York in 1998 after 22 years of service. He was responsible for the Personal Asset Management and Private Banking Group and served as Chairman of U.S. Trust International. Prior to joining United States Trust Company of New York, he was a commercial banker with Chemical Bank. Mr. Hover received his B.A. degree in English Literature from the University of Pennsylvania and a M.B.A. degree in Marketing from The Wharton School. He is a trustee of the University of Pennsylvania, and is Chairman of the Board of Overseers of the University's Museum of Archaeology and Anthropology. He is a trustee and Vice President of the Penn Club of New York. Mr. Hover serves as chairman of the board of directors or managers of Fund I, Fund II and the Portfolio.

         Stephen V. Murphy (54). Since 1991, Mr. Murphy has been President of S. V. Murphy & Co., Inc., an investment banking firm that specializes in mergers and acquisitions, divestitures and strategic and capital-related advisory services for financial and other institutions. From 1988 until 1990, he was Managing Director of Merrill Lynch Capital Markets in charge of the Financial Institutions Mergers and Acquisitions Department. Prior to 1988, Mr. Murphy was Managing Director of The First Boston Corporation where he headed up its Investment Banking Department's Commercial Bank Group. Mr. Murphy holds a B.S.B.A. degree from Georgetown University and a M.B.A. degree from Columbia University. Mr. Murphy serves as a director or manager of Fund I, Fund II, the Excelsior Hedge Fund of Funds
I, LLC and the Portfolio.

         Victor F. Imbimbo, Jr. (47). Victor Imbimbo was the founder in
1996 of Bedrock Communications, Inc. a consulting company addressing the merger of traditional and digital communications solutions. He was also the founder of the Hadley Group, a promotional marketing company, in 1985, which he ran until 1996. Mr. Imbimbo serves as a director or manager of Fund I, Fund II, the Excelsior Hedge Fund of Funds I, LLC and the Portfolio.


Officers


         David I. Fann (36) is Co-Chief Executive Officer and President of the Fund and the Portfolio and Managing Director of the United States Trust Company of New York. Mr. Fann serves as President and Chief Executive Officer of Fund I and Fund II. He is focused on Direct Investments in information services and life sciences. Prior to joining United States Trust Company of New York in April 1994, Mr. Fann served in various capacities for Citibank from 1986 through 1994, including, as a Vice President of Citibank and its small business investment company subsidiary, Citicorp Venture Capital Ltd. from 1991 until 1994. While at Citicorp Venture Capital Ltd., Mr. Fann invested in buyout and venture capital transactions and venture capital funds and served on the board of directors of several of its portfolio companies. Mr. Fann holds a B.A.S. degree in Industrial Engineering and Economics from Stanford University. Mr. Fann serves on the United States Trust Company of New York Portfolio Policy Committee, Strategy Review Committee and Special Fiduciary Committee. Mr. Fann is on the boards of Classroom Connect, Inc., Curon Medical, Inc., SurVivaLink Corp. and Protogene Laboratories, Inc.

         Douglas A. Lindgren (38) is Co-Chief Executive Officer and Chief Investment Officer of the Fund and the Portfolio and Managing Director of United States Trust Company of New York. Mr. Lindgren is Chief Investment Officer of Fund II and Executive Vice President of Fund I. He is focused on Direct Investments in information technology, information services and communications. Prior to joining United States Trust Company of New York in April 1995, Mr. Lindgren served in various capacities for Inco Venture Capital Management ("IVCM") from January 1988 through March 1995, including President and Managing Principal from January 1993 through March 1995. While at IVCM, Mr. Lindgren invested in venture capital and buyout transactions and served on the board of directors of several of its portfolio companies. Before joining IVCM, Mr. Lindgren was employed by Salomon Brothers, Inc. and Smith Barney, Harris Upham & Co., Inc. He is an Adjunct Professor of Finance at Columbia University's Graduate School of Business, where he has taught courses on venture capital since 1993. Mr. Lindgren holds a M.B.A. and B.A. from Columbia University. He serves on the United States Trust Company of New York Portfolio Policy Committee. Mr. Lindgren is on the boards of PowerSmart, Inc., MarketFirst Software, Inc., Constellar Corporation, ReleaseNow.com., Corp., LifeMinders, Inc., Zeus Wireless, Inc. and firstsource Corporation.

         Alan Braverman (39) is Executive Vice President of the Fund and the Portfolio and a Managing Director of United States Trust Company of New York. He is focused on Direct Investments in information technology, information services and communications. Prior to joining United States Trust Company of New York in September 2000, Mr. Braverman served as President, Business-to-Business at NBCi since November 1999. Previously, Mr. Braverman was Head of Internet Research at several top-level Wall Street firms. Mr. Braverman was also ranked by Institutional Investor and the Wall Street Journal as one of the top Internet research analysts on Wall Street. Mr. Braverman worked at Banc of America Securities and held the position of Senior Managing Director and Head of Internet Research there until November 1999. Mr. Braverman was Managing Director and Head of Internet Research at Deutsche Bank Securities, the investment banking arm of Deutsche Bank Group. From July 1996 to July 1998, he was the senior Internet analyst at Credit Suisse First Boston. From 1995 to July 1996, Mr. Braverman was Vice President, Internet Analysis at Hanifen Imhoff. From 1991 to 1995, Mr. Braverman served as a senior executive at U.S. West as well as General Manager for CityKey Online, where he oversaw the national roll-out for the company's online business. Mr. Braverman earned a B.B.A. in Finance and Strategy from The Wharton School of the University of Pennsylvania and a M.B.A. in Finance, Strategy and Marketing from Northwestern University's Kellogg Graduate School of Management.

         Lee A. Gardella (32) is Vice President of the Fund and the Portfolio and Vice President of United States Trust Company of New York, joined United States Trust Company of New York in September 1997. He is focused on Direct Investments in information technology companies and on fund investments. Mr. Gardella currently has monitoring responsibilities for several Portfolio Companies including Captura Software, Inc., and LogicVision, Inc. From July 1994 to September 1997, Mr. Gardella held several positions with the Edison Venture Fund, an expansion stage venture capital firm in Lawrenceville, N.J. In addition, Mr. Gardella has worked at Wilshire Associates and National Steel Corporation. Mr. Gardella has served as a director of the Greater Philadelphia Venture Group. He received a M.B.A. from the University of Notre Dam and a B.S.B.A. in Finance from Shippensburg University. Mr. Gardella is a Chartered Financial Analyst. Mr. Gardella is on the board of BPA Systems.

         James F. Rorer (30) is Vice President of the Fund and the Portfolio and United States Trust Company of New York. Mr. Rorer is focused on Direct Investments in information services and life sciences. Prior to joining United States Trust Company of New York in May, 1999, he worked at Bain & Company ("Bain"), a leading global strategic consulting firm, from 1996 until 1999. He was a consultant in the Private Equity Practice, providing strategic due diligence services to large private equity firms. In addition, Mr. Rorer also spent time in Bain's standard consulting practice, working with companies on a variety of strategic issues in a number of different industries including automotive, electric power, telecommunications, consumer products and financial services. Mr. Rorer was an investment banking analyst at CS First Boston from 1992 to 1994, where he worked on mergers and acquisitions and financing for banks and consumer finance companies. Mr. Rorer graduated from Duke University, Phi Beta Kappa, with a degree in Economics and Mathematics. He holds a M.B.A. from Harvard Business School.

         James F. Dorment (27) Chief Administrative Officer and Secretary of the Fund and the Portfolio and Assistant Vice President of United States Trust Company of New York, has been with the Private Equity Division of United States Trust Company of New York since December, 1997. Mr. Dorment is involved in all areas of investment analysis and decision-making. From August 1995 through November 1997, he worked in the wealth management division of United States Trust Company of New York. Mr. Dorment graduated from Bates College with a B.A. degree in Economics. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

         Brian F. Schmidt (41) is Chief Financial Officer of the Fund and the Portfolio and Senior Vice President of U.S. Trust Company. Mr. Schmidt is the Chief Financial Officer of Fund I and Fund II. He is the Division Manger of Mutual Funds with U.S. Trust Company. He is responsible for the operation and administration of the Excelsior Family of Funds and the U.S. Trust Company Common Trust Funds. Mr. Schmidt joined U.S. Trust Company in 1991 from Prudential Insurance Company of America, where he was Director of Accounting. Prior to that he was a senior accounting manager at Dreyfus Corporation. Mr. Schmidt has 20 years of experience in financial services, concentrating in mutual funds. He received his B.S. degree from Marist College. He is on the Accountant's and Treasurer's Committee of the Investment Company Institute.

         Frank D. Bruno (40) is Treasurer of the Fund and the Portfolio and Vice President of U.S. Trust Company. Mr. Bruno is a Vice President in the Mutual Funds Administration Department of an affiliate of U.S. Trust Company. Prior to joining U.S. Trust Company, he worked for the Dreyfus Corporation and PriceWaterhouse. Mr. Bruno received his B.S. degree from The Pennsylvania State University.


Investment Committee of the Investment Sub-Adviser


         Frederick B. Taylor (58) is Chairman of the Investment Committee. Mr. Taylor is Vice Chairman and Chief Investment Officer of United State Trust Company of New York and is a member of the board of directors and Chairman of the Portfolio Policy Committee. He has been with United States Trust Company of New York for over 30 years, and has been responsible for developing and implementing the current investment policy since 1981. Mr. Taylor received his B.A. degree from Wesleyan University, with distinction, and his M.B.A. degree from the University of Pennsylvania, Wharton School. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.


         Paul K. Napoli (54) is Co-Chairman of the Investment Committee. Mr. Napoli is an Executive Vice President of United State Trust Company of New York and is responsible for the Personal Wealth Management Group. He is a member of the Management Committee, the Risk Policy Committee, the Trust Committee, the Broker Relations Committee and Derivatives Committee. Mr. Napoli received his undergraduate degree in Economics and Mathematics from Boston College and his M.B.A. in Finance and Economics from Columbia University. He holds the designation of Chartered Financial Analyst and Certified Trust & Financial Adviser. Mr. Napoli is a member of the New York Society of Security Analysts and the Association of Investment Management and Research.

         John J. Apruzzese (42) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Apruzzese is a Division Manger in the Wealth Management Group. Previously, Mr. Apruzzese was a staff member of the Labor and Human Resources Committee of the U.S. Senate and worked on federal budget matters. Mr. Apruzzese received his B.A. from Bucknell University and his M.B.A. from New York University. Mr. Apruzzese is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Board of Advisers of Outward Bound.


         Richard L. Bayles (56) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Bayles manages the Stock Fund for Trusts. Mr. Bayles earned his B.A. from Dartmouth College. He is a warden of St. Bartholomew's Church in the City of New York. Mr. Bayles served with the Peace Corps in Kenya for three years and is President of the Mid Manhattan Performing Arts Foundation.


         Edith A. Cassidy (47) is Managing Director and Division Manager at United States Trust Company of New York. Ms. Cassidy is responsible for managing individual client assets and a division of portfolio managers, administrators and support staff. Ms. Cassidy is a member of United States Trust Company of New York's Operating Committee and Portfolio Policy Committee. Upon joining U.S. Trust in 1989, Ms. Cassidy was appointed Director of the Equity Research Division. Prior to joining U.S. Trust in 1989, Ms. Cassidy was an investment executive at Piper, Jaffray & Hopwood in New York City. From 1976 through 1986, she was with International Business Machines Corporation in New York, where her last position was Marketing Manager. Ms. Cassidy is a member of the New York Society of Security Analysts. She is a member of the board of trustees of the Westmoreland Davis Foundation and Learning Leaders. Ms. Cassidy received her B.A. in 1975 from Goucher College.


         Katherine T. Ellis (36) is Senior Vice President and Senior Portfolio Manger of United States Trust Company of New York. Ms. Ellis is a Division Manager in the Wealth Management Group. She is a member of the Portfolio Policy Committee. She earned her B.A. in Political Science from Wellesley College and her M.B.A. with Distinction in Finance from the Stern School where she was designated a Stern Scholar as well as a member of the Beta Gamma Sigma Honor Society. Ms. Ellis holds the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts and the Association of Investment Management and Research.


         William V. Ferdinand (58) is Managing Director and Senior Investment Officer of U.S. Trust Company. Mr. Ferdinand is responsible for managing the investment organization of U.S. Trust Company. With eleven portfolio managers, this group actively manages over $2.6 billion of assets. In addition, Mr. Ferdinand is a member of the Portfolio Policy Committee, headquartered at United States Trust Company of New York. With over 30 years of investment management experience, he comes to U.S. Trust Company from The Penn Mutual Life Insurance Company, where he served as Executive Vice President and Chief Investment Officer as well as President and Chief Executive Officer of the investment management subsidiaries. His background includes over 10 years of senior trust investment experience in Connecticut and Pennsylvania. He is a member of the board of directors of U.S. Trust Company. Mr. Ferdinand is a Chartered Financial Analyst and received a B.S. degree from the University of Pennsylvania Wharton School of Business. He earned his M.B.A. from New York University. He is a member of the New York and International Society of Security Analysts and the Association for Investment Management and Research.


         Joseph A. Gallagher (58) is Senior Vice President of U.S. Trust Company of New Jersey. Prior to joining U.S. Trust Company of New Jersey, Mr. Gallagher was Managing Director of Delafield, Harvey, Tabell, which was acquired by U.S. Trust in 1992. Previously, he held the positions of Senior Portfolio Manager in the Private Banking and Investment Division at Citibank, N.A. and Vice President -- Investments at United Jersey Bank. Mr. Gallagher received his B.S. degree from Georgetown University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

         Timothy C. Pettee (41) is Managing Director of United States Trust Company of New York. Mr. Pettee is currently the Director of Equity Research at United States Trust Company of New York. He is responsible for supporting over 100 portfolio managers with more than $40 billion in equity assets under management with proprietary analysis from the research department. Prior to joining United States Trust Company of New York, Mr. Pettee worked for 8 years at Alliance Capital Management, LP as an analyst in both the domestic and international research departments. In addition, he managed the Alliance Global Leisure Fund, the Alliance American Fund and co-managed funds run by the research department. Prior to Alliance, Mr. Pettee was with Merrill Lynch and Bear Stearns & Co. Mr. Pettee holds a B.A. from Boston University.



         Rosemary Sagar (40) is Managing Director of United States Trust Company of New York. Ms. Sagar is responsible for U.S. Trust Company's Global Investment Division. She is responsible for overseeing U.S. Trust's international investment activities, including portfolio management, research and trading. Prior to joining U.S. Trust, Ms. Sagar was senior vice president for international equities for GE Investments in Stamford, Connecticut. She was also Chairman of GE (UK) Common Investment Fund, GE Company's largest pension fund outside North America, and a member of the board of the GE Netherlands Pension Fund. From 1987 to 1990, Ms. Sagar was associate director of research for Baring Securities. Previously, she held positions as a vice president at Drexel Burnham Lambert and as an analyst with Morgan Stanley. Ms. Sagar is a member of the Advisory Board of the Paris Stock Exchange. She is a Chartered Financial Analyst. She received her M.B.A. from Columbia University, her undergraduate degree from Boston University (summa cum laude) and studied at the Sorbonne in Paris.


         Harvey A. Seline (61) is a Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Seline is a Division Manager in the Personal Wealth Management Group. He has been with United States Trust Company of New York since 1969. Prior to joining U.S. Trust, he was a Trust Investment Officer at The National Bank of Tulsa and a Trust Analyst at First City National Bank in Houston. Mr. Seline received his B.A. from the University of Colorado and his M.B.A. from the Columbia University Graduate School of Business Administration. Mr. Seline is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of The Association for Investment Management and Research.

         Jay B. Springer (41) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Springer is a Division Manager in the Personal Wealth Management Group. Previously, he worked as a Financial Analyst at Citibank. Mr. Springer earned his B.A., magna cum laude, from Boston University and his M.B.A. from New York University Graduate School of Business. He is currently a member of The New York State Bankers Association Trust Investment Committee and is a former director of Bank Fiduciary Funds. Mr. Springer serves on the board of directors of Christmas-in-April-USA.


         David A. Tillson (51) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Tillson is a Division Manager in the Personal Wealth Management Group. Prior to joining United States Trust Company of New York, he was the President of TDA Capital Management Company, which he formed in 1990. From 1992 until he joined U.S. Trust, he was also a Senior Vice President at Matrix Asset Advisers. Prior to founding TDA Capital management, he was a vice president, portfolio manager and director of research at Management Asset Corporation. He also held positions at W.P. Carey & Company and General Reinsurance Corporation. Mr. Tillson received his B.A. in 1971 from Brown University and his M.B.A. in 1974 from New York University. A Chartered Financial Analyst, Mr. Tillson is a member of the New York Society of Security Analysts and the Association for Investment Management Research.

         Leigh H. Weiss (45) is Managing Director of United States Trust Company of New York and Manager of Institutional Equity and Balanced Portfolios. Mr. Weiss has been with the United States Trust Company of New York since September of 1993. Prior to joining United States Trust Company of New York, he worked for Goldman, Sachs & Co., where he had been since 1981. Mr. Weiss received his B.S. degree in Economics from the Wharton School of the University of Pennsylvania and he earned his M.B.A. from the University of Chicago.

         David J. Williams (58) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Williams is Portfolio Manager with over 20 years of investment experience. He is a member of United States Trust Company of New York's Investment Policy Committee and manages the Excelsior Value and Restructuring Fund. Formerly, Mr. Williams was a Senior Vice President and the Senior Investment Officer of Horizon Trust Company in Morristown, New Jersey. He was also a Portfolio Manager with T. Rowe Price Associates, Inc. in Baltimore, Maryland. Mr. Williams received his B.A. from Yale University and his M.B.A. from Harvard University. He is a Chartered Financial Analyst.


         George C. Whiteley III (60) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Whiteley is a Division Manager in the Personal Wealth Management Group. He joined the United States Trust Company of New York in 1995. Prior to joining United States Trust Company of New York, he worked for Chase Manhattan Bank where he was Vice President and Chief Investment Executive of U.S. Private Banking. Mr. Whiteley received his B.A. degree from Harvard College and was awarded his J.D. from New York University School of Law.

BOARD OF MANAGER COMPENSATION


         Each member of the Board of Managers will receive $750 annually and $500 per Fund meeting attended, paid by the Fund. No member of the Board of Managers or officer will receive aggregate compensation from the Fund and the Portfolio in excess of $17,000 for fiscal year 2000. Members of the Board of Managers are also entitled to reimbursement of their actual out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Managers. Neither the Fund nor the Portfolio has a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits.




                        ESTIMATED COMPENSATION TABLE



                                                                                                                   TOTAL
                                                 AGGREGATE                                                     COMPENSATION
                              AGGREGATE         COMPENSATION      PENSION OR RETIREMENT    ESTIMATED ANNUAL        FROM
NAME OF PERSON,               COMPENSATION          FROM           BENEFITS ACCRUED AS      BENEFITS UPON      PORTFOLIO AND
  POSITION                  FROM THE FUND(1)   THE PORTFOLIO     PART OF FUND EXPENSES        RETIREMENT       FUND COMPLEX

John C. Hover, II*              $1,750             $9,750                   0                     0            $53,500 (4 Funds)
Manager

Gene M. Bernstein,
Manager                         $1,750             $9,750                   0                     0            $59,750 (5 Funds)

Steven V. Murphy,
Manager                         $1,750             $9,750                   0                     0            $59,750 (5 Funds)

Victor F. Imbimbo, Jr.          $1,750             $9,750                   0                     0            $55,250 (5 Funds)
Manager


-----------------


1 The total compensation paid to such persons by the Fund, the Portfolio and the Fund Complex is estimated for the fiscal year ending October 31, 2000. The parenthetical number represents the number of investment companies (including the Fund and the Portfolio) from which such person receives compensation that are considered part of the same Fund Complex as the Fund.

*        Interested person of the Portfolio.


CONTROL PERSONS

         Upon completion of the Offering, no person is expected to have voting control over the Fund.

CUSTODIAN AND TRANSFER AGENT


         PFPC Trust Company ("PFPC Trust") will serve as the Fund's and the Portfolio's custodian in accordance with the provisions of the Investment
Company Act and the rules and regulations thereunder. As such, PFPC Trust will be responsible for holding the Fund's and the Portfolio's cash and portfolio securities. PFPC Trust will also serve as the transfer agent and distribution paying agent for the Fund's Units. For its custodian, transfer agency and paying agency services, PFPC Trust will receive customary fees from the Fund and the Portfolio. PFPC Trust's address is: PFPC Trust
Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia,
Pennsylvania 19153.



                  BROKERAGE ALLOCATION AND OTHER PRACTICES


         Subject to policies established by the Board of Managers, the Fund's Adviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. Subject to policies established by the Portfolio's board of managers, the Investment Adviser or Investment Sub-Adviser will arrange for the execution of the Portfolio's portfolio transactions and the allocation of brokerage. For purposes of this discussion, the Fund's Adviser, the Investment Adviser and the Investment Sub-Adviser are referred to collectively as the Advisers. In executing portfolio transactions, the Advisers will seek to obtain the most favorable execution of portfolio transactions, that is the best combination of net price and prompt reliable execution. In the Advisers' opinions, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction and the broker's activity in the security as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement as well as anticipated commission rates.

         A portion of the securities in which the Portfolio or the Fund will invest may be traded in the over-the-counter markets, and the Portfolio and Fund intend to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are otherwise available. Under the Investment
Company Act, persons affiliated with the Portfolio or the Fund generally are prohibited from dealing with them as principal in the purchase and sale of securities. Transactions in the over-the-counter markets usually involve transactions with dealers acting as principal for their own account. The
Portfolio and Fund will not deal with affiliated persons as principal in such transactions; however, affiliated persons of the Portfolio or the Fund may serve as broker in over-the-counter markets and other transactions conducted on an agency basis in accordance with the Investment Company Act.
If an affiliated person of the Portfolio or the Fund is a market maker in the securities of a company, the affiliated person will not serve as the Portfolio's or the Fund's broker in the purchase of such securities.

         The Advisers have no obligation to deal with any broker or group of brokers in the execution of transactions. With respect to certain securities, portfolio transactions may be effected through affiliates of the Advisers, provided it is consistent with the policy of obtaining the most favorable execution. The Board of Managers and the Portfolio's board of managers have adopted procedures to ensure compliance with applicable regulations relating to trading of portfolio securities.

         In allocating brokerage among other brokers who are believed to be capable of providing equally favorable execution, the Fund and the Portfolio may also take into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Fund, the Portfolio or the Advisers and their affiliates, such as research and statistical information. Research services so received are in addition to and not in lieu of services required to be performed by the Advisers and do not reduce the investment advisory fees payable by the Portfolio or the Fund. Such services may be useful to the Advisers in serving the Fund and the Portfolio and other clients and, conversely, research services obtained by the placement of brokerage business of other clients may be useful to the Advisers in carrying out their obligations to the Fund and the Portfolio. The Advisers might incur significant expense were they to purchase such research services.


PORTFOLIO TURNOVER


         Because the investments of the Portfolio generally require relatively long periods of time to reach maturity, it is expected that the Portfolio's portfolio turnover will be low. There is, however, no policy limitation on the ability of the Portfolio to sell an investment after a short period of time. Any short-term securities in which the Portfolio or the Fund invest will have a high rate of turnover.

         Portfolio turnover will generally involve some expense, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and, where permitted, reinvestment in other securities.
The portfolio turnover rate will be computed by dividing the lesser of the amount of the securities purchased or securities sold during the year by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).



                                 REGULATION


         The Investment Advisers Act of 1940, as amended (the "Investment
Advisers Act"), generally prohibits an investment adviser from entering into an investment advisory contract with an investment company that provides for compensation to the investment adviser on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the investment company. In 1980, Congress enacted the Small
Business Investment Incentive Act of 1980 which added provisions to the Investment Advisers Act which permit the payment of compensation to an investment adviser to a BDC based on capital gains.

         In addition, the Small Business Investment Incentive Act of 1980 modified the provisions of the Investment Company Act that are applicable to BDCs. The BDC is considered to be a closed-end investment company as those terms are defined in the Investment Company Act. The following is a brief description of certain provisions of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980, and is qualified in its entirety by reference to the full text of the Investment
Company Act and the rules thereunder.

         Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. A BDC must be operated for the purpose of making investments in securities of the types required by the Investment Company Act, which types include certain present and former
"eligible portfolio companies" and certain bankrupt or insolvent companies.
A BDC need not invest in all of the possible types of securities approved for investment by BDCs. Business development companies must also make available significant managerial assistance to portfolio companies. An eligible portfolio company generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment
Companies licensed by the Small Business Administration) and that (i) does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list,
(ii) is actively controlled by the BDC, either alone or as part of a group acting together, and an affiliate of the BDC is a member of the portfolio company's board of directors or (iii) meets such other criteria as may be established by the Commission. Control, under the Investment Company Act, is presumed to exist where the BDC owns 25% of the outstanding voting securities of the portfolio company.

         The Investment Company Act limits the type of assets that the Portfolio may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) unless, at the time of the acquisition, at least 70% of the value of the Portfolio's investment assets consists of qualifying assets. Qualifying assets include: (i) securities of companies that were eligible portfolio companies at the time the Portfolio acquired their securities; (ii) securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies; (iii) securities acquired as follow-on investments in companies that were eligible at the time of the Portfolio's initial acquisition of their securities but are no longer eligible, provided that the Portfolio has maintained a substantial portion of its initial investment in those companies; (iv) securities received in exchange for or distributed on or with respect to any of the foregoing; and (v) cash items, government securities, and high-quality, short-term debt. The
Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets.
In addition, certain provisions of the federal banking laws, including the Bank Holding Company Act of 1956, as amended, would prohibit or restrict investments by the Portfolio in securities of commercial banking organizations.

         The Portfolio is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of equity senior to the Portfolio Units if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or equity. In addition, provision must be made to prohibit any distribution to members or the repurchase of any Portfolio Units unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

         After this offering, the Portfolio may sell its securities at a price that is below the prevailing net asset value per Unit only upon the approval by the holders of a majority of its voting securities, including the Fund.

         Under the Investment Company Act as amended by the Small Business
Investment Incentive Act of 1980, certain of the transactions involving the Portfolio and its affiliates (as well as affiliates of those affiliates) that would previously have been prohibited without the prior approval of the Commission require the prior approval of a majority of the disinterested members of the Portfolio's board of managers having no financial interest in the transactions. Certain transactions involving certain closely affiliated persons of the Portfolio, including the Investment Adviser, the Investment Sub-Adviser and their officers and employees, still require the prior approval of the Commission. In general,
(i) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Units (including the Fund), (ii) any director, executive officer, or general partner of that person, and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the disinterested members of the Portfolio's board of managers and, in some situations, the prior approval of the Commission, before engaging in certain transactions involving the Portfolio or any company controlled by the Portfolio. The Investment Company Act and applicable rules thereunder generally do not restrict transactions between the Portfolio and its Portfolio Companies. In accordance with the Investment Company Act, a majority of the members of the Fund's and the Portfolio's boards of managers are not interested persons as defined in the Investment Company
Act. See "Management."


                     VALUATION OF PORTFOLIO SECURITIES


         The valuation of the Fund's assets is dependent on the valuation of the Portfolio's portfolio securities. Because the Fund invests its assets in interests in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).
Under the supervision of and in accordance with procedures adopted by the Portfolio's board of managers, the Investment Adviser or Investment
Sub-Adviser or a committee of the Portfolio's board of managers will value the securities in the Portfolio's portfolio quarterly and at such other time as, in the Portfolio's board of manager's view, circumstances warrant.
In the event of a sale by the Portfolio of its units, the Portfolio must determine the net asset value (the "NAV") of a Portfolio Unit as of a date within 48 hours before such sale (excluding Sundays and holidays) to comply with the requirement of the Investment Company Act that securities not be sold below NAV without member approval.

         In order to determine the NAV per Portfolio Unit, (i) the value of the assets of the Portfolio, including its portfolio securities, will be determined by the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers under the supervision of the Portfolio's board of managers; (ii) the Portfolio's liabilities will be subtracted therefrom; and (iii) the difference will be divided by the number of outstanding Portfolio Units. For purposes of this calculation, any amount of the Incentive Carried Interest, calculated as if all gains on investments were realized gains, that the Investment Adviser would be entitled to distribution of if the Portfolio had cash available for distribution will be treated as a liability of the Portfolio.

         Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices.
Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers under the supervision of the Portfolio's board of managers and pursuant to procedures established and periodically reviewed by the Portfolio's board of managers. Securities having remaining maturities of 60 days or less are valued at amortized cost.

         The value for restricted stock investments for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. In the early stages of development, venture capital investments shall be valued based upon their original cost to the Portfolio, until developments positively or negatively affecting the Portfolio Company provide a sufficient basis for use of a valuation other than cost (such as changes in the Portfolio Company's prospects or reliable private sales of a Portfolio Company's securities at prices different from the value initially used by management). Such developments may occur shortly after the Portfolio's original investment, or after a longer period. Upon the occurrence of developments providing a sufficient basis for a change in valuation, venture capital investments will be valued by the private market or appraisal methods of valuation. The Portfolio shall use reliable third party transactions (actual or proposed) in Portfolio
Company securities as a basis of valuation. This private market method shall only be used with respect to actual transactions or actual firm offers by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the Portfolio Company as earnings, net worth, reliable private sale prices of the Portfolio Company's securities, the market prices for similar securities of comparable companies and an assessment of the Portfolio Company's future prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value.
The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Portfolio from the investments.

         The Portfolio anticipates that it may invest in securities for which a public market exists but which are "restricted securities" for purposes of the Securities Act. In evaluating such securities, the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers will take into consideration various factors, including the price at which the securities in question were acquired relative to the market price for unrestricted shares of the same securities at the time of such acquisition, modified as appropriate to reflect the nature of the market in which the securities are traded, if any, the amount of the public float, the existence and terms of any securities registration rights, the proportion of the Portfolio Company's securities held by the Portfolio, changes in the financial condition and prospects of such Portfolio Company and other factors which may affect their fair value, all in accordance with the Investment Company Act. Restricted securities for which an established trading market exists will typically be valued at a discount of 10% to 40% from the public market price with the amount of the discount decreasing as the restriction period decreases. If an established trading market does not exist, valuations will be made consistent with the "going concern" method described above.

         The Portfolio's investments in Private Funds generally will be valued based upon the Portfolio's pro rata share of the value of the assets of a Private Fund as determined by such Private Fund in accordance with its by-laws, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to investments in Private
Funds is not available by reason of timing or other event on the valuation date or are deemed to be unreliable by the Investment Adviser or Investment
Sub-Adviser, the Investment Adviser or Investment Sub-Adviser, under supervision of the Portfolio's board of managers, will determine such value based on the Investment Adviser's or Investment Sub-Adviser's judgment of fair value on the appropriate date, less applicable charges, if any.

         To the extent that the Fund holds any assets directly, it will value such assets consistent with the valuation procedures of the Portfolio described above.


              CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS


         Investors in the Fund will become members in the Fund, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. All allocations and distributions made by the Fund will generally be made pro rata in proportion to each member's interest in the Fund. The Fund will in turn become a member of the Portfolio, which will maintain capital accounts and make allocations and distributions as discussed below.

         Capital Accounts. The Portfolio will establish a capital account for each investor who becomes a member of the Portfolio, including the Fund. Capital contributions and the member's share of items of income and gain will be credited to the member's capital account, and distributions and the member's share of items of loss, deduction and expense will be debited from the member's capital account. The Portfolio will establish a capital account for the Investment Adviser to which allocations in respect of the Incentive Carried Interest will be made.

         Allocations. The income, gain, loss, deduction and expense of the Portfolio will be determined and allocated as of the end of each tax year
(typically December 31) to reflect the economic interests of the members and the Investment Adviser.

         Each year, Portfolio allocations generally will be made in the following order:

         o gains will be allocated to the Investment Adviser until the cumulative amount of all gains that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the end of the period for which the allocation is being made;
               then

         o all remaining items of income, gain, loss, deduction and expense will be allocated to the members pro rata in accordance with their capital contributions.



         For any given period, the allocation of gain to the Investment
Adviser described above will be made out of long-term capital gain and short-term capital gain in proportion to the amount of such gains available for allocation.

         For any given period, the Incentive Carried Interest will be an amount equal to 20% of the excess, if any, of the cumulative amount of all capital gains realized by the Portfolio on Direct Investments from the commencement of operations through the end of such period over the sum of:

         o the cumulative amount of all capital losses realized by the Portfolio on all investments of any type from the commencement of operations through the end of such period;
               and

         o the amount of net unrealized capital depreciation on all investments of any type determined as of the close of such period.



         To the extent that the Portfolio distributes property in kind, the Portfolio will be deemed to have realized gain or loss on such property based on the value assigned to such property in accordance with the Portfolio's valuation procedures. In the event of the resignation or removal of the Investment Adviser or other termination without reinstatement of the Portfolio's investment advisory agreement with the Investment Adviser or an affiliate, the assets of the Portfolio will be valued in accordance with the Portfolio's operating agreement as of the date of resignation, removal or termination, and the Portfolio will be deemed to have realized gain or loss on such assets based on the valuations so assigned.

         Notwithstanding the foregoing, the Portfolio may, in its sole and absolute discretion, make special allocations of items of Portfolio income, gain, loss, deduction and expense in order to cause the capital account balances of the members and the Investment Adviser to reflect the economic arrangement set forth in the following paragraph.

         Distributions. The Portfolio will distribute all cash that the Investment Adviser does not expect to use in the operation of the Portfolio and that is available after the payment of all expenses then due and the creation of any reserves. The Portfolio will consider such distributions at least annually but, as described below, does not expect to make distributions of cash or property during the first several years of operations. Each year, the Investment Adviser generally will be entitled to a distribution equal to the Incentive Carried Interest. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their capital contributions. Upon liquidation of the Portfolio, any cash or other property available for distribution will be distributed to the members and to the Investment Adviser pro rata in accordance with their respective capital account balances. The Investment
Adviser's capital account balance generally will reflect the allocations that have been made to the Investment Adviser in respect of the Incentive
Carried Interest but that have not been previously distributed to the Investment Adviser.

         Due to the nature of the Portfolio's investments, investors should not expect distributions of cash or property during the first several years of the Portfolio's and the Fund's operations. The Portfolio will not reinvest income from its investments or the proceeds from the sale of its investments, in each case other than in Short-Term Investments, except to make follow-on investments. The Portfolio may make distributions in kind of its property, which generally would be treated for purposes of the Portfolio's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Portfolio's valuation procedures. The Portfolio does not intend to make any distributions if after making such distribution the liabilities of the Portfolio would exceed the fair value of the Portfolio's assets.



                 CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


         The following is a summary of certain U.S. federal income tax consequences to the initial members who are U.S. persons. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular member or to members subject to special treatment under federal income tax laws (e.g., banks and certain other financial institutions, insurance companies, tax-exempt organizations and non-U.S. persons). This discussion is limited to members who hold their Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as expressed in "Tax Status of the Fund and the Portfolio" below, counsel to the Fund and the Portfolio has not rendered any legal opinion regarding any tax consequences relating to the Fund or the Portfolio or an investment in the Fund or the Portfolio. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. PROSPECTIVE INVESTORS MUST CONSULT THEIR
OWN TAX ADVISERS AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF ACQUIRING,
HOLDING AND DISPOSING OF UNITS AS WELL AS THE EFFECTS OF STATE, LOCAL AND
NON-U.S. TAX LAWS.

         Tax Status of the Fund and the Portfolio. At or before the first subscription closing, the Fund and the Portfolio each will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, it will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. An opinion of counsel is not binding on the IRS or any court.

         A limited liability company (such as the Fund and the Portfolio) that has elected to be treated as a business development company under the Investment Company Act or that is registered as an investment company under the Investment Company Act would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership (or limited liability company intended to be treated as a partnership) the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Each of the Investment Adviser, the Investment Sub-Adviser, the Fund and the Portfolio has represented to counsel for the Fund and the Portfolio that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

         In addition, the Operating Agreement imposes significant restrictions on transfer of Units in order to address this point. By subscribing for Units, each member agrees to indemnify and hold harmless the Portfolio, the Investment Adviser, the Investment Sub-Adviser, each other member and any successor or assign any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses
(including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee.

         Ultimately, counsel's opinion as to the treatment of the Portfolio as a partnership for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Investment Adviser, the Investment
Sub-Adviser and the Portfolio), the continuation of which cannot be assured. Portfolio's counsel will not render a Portfolio tax status opinion or review such factual environment after the first subscription closing.

         If the Portfolio were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The Portfolio would be subject to tax on its income at corporate tax rates without a deduction for any distribution to the members, thereby materially reducing the amount of any cash available for distribution to the members. In addition, the members would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Portfolio would not be passed through to the members, and all distributions by the Portfolio to the members would be treated as dividends, return of capital and/or gains.

         The following discussion assumes that the Portfolio will continue to be treated as a partnership for federal income tax purposes.

         TAXATION OF MEMBERS OF THE PORTFOLIO. By reason of its treatment as a partnership for federal income tax purposes, the Portfolio will not itself be subject to federal income tax. Rather, each member in computing its federal income tax will include his, her or its allocable share of Portfolio items of income, gain, loss, deduction and expense for the taxable year of the Portfolio ending within or with the taxable year of the member. Nonliquidating cash distributions made by the Portfolio to a member generally will not be taxable to the member, except to the extent that the amount of such cash distributions exceeds the distributee's adjusted tax basis in his, her or its Units. Nonliquidating distributions of property other than cash are also generally not taxable. If both cash and other property are distributed by the Portfolio to a member, the member's adjusted tax basis in his, her or its Units will be reduced first by the cash and then by the Portfolio's tax basis in the other property distributed. The member will have a tax basis in non-liquidating, non-cash distributions of property equal to the Portfolio's tax basis in such property (but in no event in excess of the member's adjusted tax basis in his, her or its Units reduced by the amount of any cash distributed in the same transaction).

         For federal income tax purposes, a member's allocable share of Portfolio tax items will be determined by the provisions of the Operating
Agreement if such allocations have or are deemed to have "substantial economic effect" or are determined to be in accordance with the members' interests in the Portfolio. The allocations under the Operating Agreement are intended to satisfy such requirements. If, however, the IRS successfully challenged the Portfolio's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular member for federal income tax purposes may be less favorable than the allocations set forth in the Operating Agreement.

         The Portfolio may derive taxable income from an investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Portfolio makes an investment in certain non-U.S.
corporations. See "Phantom Income from Portfolio Investments in Non-U.S.
Corporations" below. This could also occur if the Portfolio invests in an entity that is classified as a partnership and such entity allocates income or gain to the Portfolio without making a corresponding distribution of cash. Moreover, the Portfolio is not required to make current distributions of its entire earnings. In addition, a reduction of Portfolio nonrecourse borrowings (as defined for federal income tax purposes) would be treated as a constructive distribution of cash to a member to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Accordingly, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of Portfolio earnings in a particular taxable year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

         TAX BASIS RULES. Portfolio distributions generally will not be taxable to a member to the extent of such member's adjusted tax basis in his, her or its Units. In addition, a member is allowed to deduct his, her or its allocable share of Portfolio losses (if any) only to the extent of such member's adjusted tax basis in his, her, or its Units at the end of the taxable year in which the losses occur. A member's adjusted tax basis is equal to the member's capital contribution to the Portfolio as adjusted by certain items. Basis is generally increased by the member's allocable share of Portfolio profits (and items of income and gain) and Portfolio nonrecourse borrowings (as defined for federal income tax purposes). Basis is generally decreased by the member's allocable share of Portfolio losses
(and items of loss, deduction and expense), the amount of cash distributed by the Portfolio to the member, the Portfolio's tax basis of property
(other than cash) distributed by the Portfolio to the member and any reduction in the member's allocable share of Portfolio nonrecourse borrowings (as defined for federal income tax purposes).

         To the extent that a member's allocable share of Portfolio losses are not allowed because the member has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's adjusted tax basis in subsequent years.

         AT RISK RULES. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Portfolio losses (if any) only to the extent of each such member's "at risk" amount in the Portfolio at the end of the taxable year in which the losses occur. A member's at risk amount generally is equal to the member's capital contribution to the Portfolio. To the extent that a member's allocable share of Portfolio losses are not allowed because the member has an insufficient amount at risk in the Portfolio, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's at risk amount in subsequent years.

         PASSIVE ACTIVITY LOSS RULES. Individuals, estates, trusts, closely held C corporations and personal service corporations are not allowed to deduct "passive activity losses" (as defined for federal income tax purposes) against certain other income, such as salary or other compensation for personal services, interest, dividends, annuities or royalties not derived in the ordinary course of a trade or business and gain attributable to the disposition of property that either produces such nonbusiness income or is held for investment. The Portfolio's investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a member will not be allowed to offset his, her or its allocable share of Portfolio items of income or gain with the member's passive activity losses from other sources.

         INVESTMENT INTEREST LIMITATION. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Portfolio on its indebtedness (so-called investment interest) only to the extent of each such member's net investment income for the taxable year. A member's net investment income generally is the excess, if any, of the member's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Portfolio gains on the sale of its investments), unless the member elects to pay tax on such gain at ordinary income rates.

         To the extent that a member's allocable share of Portfolio investment interest is not allowed because the member has insufficient net investment income, such disallowed investment interest may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's net investment income in subsequent years. If a member borrows to finance the purchase of Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a member's allocable share of Portfolio investment interest that is subject to this limitation will depend on the member's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Portfolio investment interest will be disallowed under this rule will depend on each member's particular circumstances each year.

         OTHER LIMITATIONS ON DEDUCTIONS AND SPECIAL CODE PROVISIONS.
Prospective investors should be aware that they could be subject to various other limitations on their ability to deduct their allocable share of Portfolio losses (or items of loss and deduction thereof). An individual, estate or trust may deduct so-called miscellaneous itemized deductions, which include the management fee and certain other expenses of the Portfolio and of the Private Funds, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. Since the amount of a member's allocable share of such expenses that is subject to this disallowance rule will depend on the member's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year, the extent, if any, to which such expenses will be subject to disallowance will depend on each member's particular circumstances each year. Other limitations are imposed on itemized deductions of high-income individuals.

         For federal income tax purposes, if a member of a limited liability company performs services for the company and there is a related direct or indirect allocation and distribution by the company to such member, the allocation and distribution may be recharacterized as a fee. It is intended that the Investment Adviser's Incentive Carried Interest constitute an allocable share of Portfolio earnings and not a fee. No assurance can be given, however, that the IRS could not successfully assert that the Incentive Carried Interest be recharacterized as a fee under these rules. If the Incentive Carried Interest were characterized as a fee, members could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals described in the preceding paragraph.

         In addition, prospective investors should be aware that certain of the Portfolio's activities may be subject to various special provisions of the Code that, among other things, defer or disallow the deductibility of certain expenses. Organizational expenses of the Portfolio are not currently deductible, but may, at the election of the Portfolio, be amortized ratably over a period of not less than 60 months. Syndication expenses of the Portfolio (i.e., expenditures made in connection with the marketing and issuance of Units, including placement fees) are neither deductible nor amortizable.

         NON-U.S. CURRENCY GAINS OR LOSSES. If the Portfolio makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Portfolio may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Portfolio may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S.
currency. Such gains or losses generally will be treated as ordinary income or loss.

         PHANTOM INCOME FROM PORTFOLIO INVESTMENTS IN NON-U.S.
CORPORATIONS. It is possible that the Portfolio may invest in non-U.S.
corporations that could be classified as "passive foreign investment companies," "controlled foreign corporations" and "foreign personal holding companies" (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

         NON-U.S. TAXES. Certain dividends and interest received by the Portfolio from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Portfolio may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may reduce or eliminate such taxes.

         The Portfolio will inform members as to their proportionate share of non-U.S. taxes paid by the Portfolio, and members will be required to include such taxes in their income. Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income taxes.

         SALE OF PORTFOLIO INVESTMENTS. The Portfolio will generally recognize capital gain or loss on the sale of its investments.


         LIMITATION ON DEDUCTIBILITY OF CAPITAL LOSSES. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).


         SALE OF UNITS. Members will not be able or allowed to freely sell or otherwise transfer their Units. In addition, none of the Portfolio, the Investment Adviser or the Investment Sub-Adviser (or any affiliate thereof) will repurchase any Units, except that the Portfolio will repurchase Units upon its termination. By subscribing for Units, each member agrees to indemnify and hold harmless the Portfolio, the Investment Adviser, the Investment Sub-Adviser, each other member, and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. See "Risk Factors - No
Public or Other Market for Units."



         A member that is allowed to sell his, her, or its Units will recognize gain or loss measured by the difference between the amount realized on the sale and the member's adjusted tax basis in the Units sold
(as described in "Tax Basis Rules" above). Such gain or loss generally will be long-term capital gain or loss if the member held the sold Units for more than one year. The amount realized will include the member's allocable share of Portfolio nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a tax liability upon the sale of Units may exceed the member's cash proceeds from the sale.

         ALTERNATIVE MINIMUM TAX. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A member's potential alternative minimum tax liability may be affected by reason of an investment in the Portfolio.
The extent, if any, to which the alternative minimum tax applies will depend on each member's particular circumstances for each taxable year.

         TAX ELECTIONS. Under Section 754 of the Code, the Portfolio may make a generally irrevocable election to adjust the tax basis of its assets in the event of a distribution of Portfolio property to a member or in the event of a transfer of Units (in which latter case basis will be adjusted with respect to the transferee member only). The Portfolio does not currently intend to make a Section 754 election. The Portfolio's board of managers has sole and absolute discretion to make all tax elections for the Portfolio.

         REPORTS TO MEMBERS. The Portfolio has the calendar year as its taxable year. The Portfolio will furnish annually to each member a report containing a Schedule K-1, which indicates each member's distributive share for each calendar year of Portfolio income, gain, loss, deduction and expense for use in the preparation of the member's income tax return. The
Portfolio will endeavor to deliver Schedules K-1 to members prior to April
15 of each year, but may not be able to do so because, among other things, the Portfolio may not receive, prior to April 15, a Schedule K-1 from a Private Fund that is classified as a partnership for federal income tax purposes in which the Portfolio has invested. Accordingly, members may be required to obtain extensions for filing their federal, state and local income tax returns each year. The Portfolio will provide members with estimated annual federal income tax information prior to April 15, assuming the Portfolio is able to obtain such information.

         TAX AUDITS. Although not required to pay any federal income tax, the Portfolio must file a federal income tax information return each taxable year. The IRS may audit Portfolio returns in a unified entity proceeding at the Portfolio level. The Investment Adviser, who would represent the Portfolio at such an audit as the so-called tax matters partner, has considerable authority to make decisions affecting the tax treatment and procedural rights of the members. The Investment Adviser may also generally enter into settlement agreements with the IRS that bind members and consent on behalf of the Portfolio to extend the statute of limitations for assessing a deficiency with respect to a Portfolio item.
Successful adjustments by the IRS of Portfolio items of income, gain, loss, deduction or expense could change a member's federal, state and local income tax liabilities.

         BACKUP WITHHOLDING. The Portfolio may be required to withhold federal income tax at a rate of 31% on a member's allocable share of interest and dividends if the member fails to provide the Portfolio with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Portfolio that the member is subject to backup withholding. The member may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

         CERTAIN CONSIDERATIONS FOR TAX-EXEMPT INVESTORS. The Portfolio may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies to maintain various regulatory qualifications or to pay contingencies and expenses. To the extent that the Portfolio does so, an investment in the Portfolio will generate unrelated business taxable income ("UBTI") for federal income tax purposes for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax exempt investors
(and may have other adverse tax consequences for certain tax exempt investors, e.g., the receipt of any UBTI by a charitable remainder trust would cause all income from all sources to be taxable to such a trust).
Accordingly, such prospective investors are urged to consult their own tax advisers concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Portfolio.

         CERTAIN CONSIDERATIONS FOR NON-U.S. INVESTORS. The discussion under this heading applies to certain members who are not "U.S. persons" as determined for U.S. federal income tax purposes ("non-U.S. members"). The term "U.S. person" means:

         o     a citizen or individual resident of the United States;
         o a corporation or partnership created or organized under the laws of the United States or any political subdivision thereof or therein;
         o an estate the income of which is subject to U.S. federal income taxation regardless of source; or
         o a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.



         Given the nature of the Portfolio's investment activities, the Portfolio believes that a non-U.S. member generally should not be subject to regular U.S. federal income taxation on his, her or its allocable share of Portfolio income where such member's nexus with the U.S. is solely a result of an investment in Units. No prohibition exists on the nature of investment activities of Private Funds in which the Portfolio invests, and thus no assurances can be given in this regard. Portfolio allocations of dividends and certain interest income to non-U.S. members will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty).

         If, contrary to the Portfolio's expectations, the Portfolio were treated as being engaged in a U.S. trade or business, then each non-U.S.
member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of Portfolio income. In such case, each non-U.S. member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of Portfolio income and to pay
U.S. federal income tax at regular U.S. rates on that income. In addition, the Portfolio would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. member's ultimate U.S. federal income tax liability, and the non-U.S. member would be entitled to a refund to the extent that the amount withheld exceeded such member's U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member's allocable share of Portfolio income may be subject to a 30% U.S. branch profits tax.


         Different rules from those described above apply in the case of non-U.S. members subject to special treatment under U.S. federal income tax law, including a non-U.S. member:

         o who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;
         o who is an individual present in the U.S. for 183 or more days or has a "tax home" in the U.S. for U.S. federal income tax purposes;
         o     who is a former citizen or resident of the U.S.; or
         o that is a controlled foreign corporation, a foreign insurance company that holds Units in connection with a U.S.
               trade or business, a foreign personal holding company or a corporation that accumulates earnings to avoid U.S. federal income tax.


         NON-U.S. MEMBERS ARE URGED TO CONSULT THEIR U.S. TAX ADVISERS
REGARDING THE TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIO.

         STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES. In addition to the federal income tax consequences described above, the members, as well as the Portfolio itself and the entities in which the Portfolio invests, may be subject to various state, local and non-U.S. taxes. A member's allocable share of Portfolio income, gain, loss, deduction and expense may be required to be included in determining such member's reportable income for state, local and non-U.S. tax purposes. In addition, state, local and non-U.S. taxation of Portfolio tax items may differ from the treatment of such items for federal income tax purposes.

         The Investment Adviser has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the members (where and to the extent permissible under applicable law). If the Investment Adviser decides to make any such composite, group or similar filing, such a filing would eliminate a member's filing requirement in such a jurisdiction arising by reason of an investment in the Portfolio. Each member will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Portfolio in connection with any such composite, group or similar filing will be treated as an advance to the relevant members (with interest being charged thereon) and will be recouped by the Portfolio out of any distributions subsequently made to the relevant members. Such advances may be funded by the Investment Adviser or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Portfolio to the Investment Adviser (or an affiliate thereof) with respect to such advances, and the corresponding income from interest received by the Portfolio from the relevant members, will be specially allocated to such members, and such interest expense may be subject to limitations on deductibility (see "Investment Interest
Limitation" above). Such taxes may be higher or lower than what a member's state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.


         PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISERS WITH
RESPECT TO THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF ACQUIRING,
HOLDING AND DISPOSING OF UNITS.


                            ERISA CONSIDERATIONS

GENERAL

         The Employee Retirement Income Security Act of 1974, as amended
("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, (b) plans (as defined in Section 4975(e)(1) of the Code) that are subject to Section 4975 of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each of (a), (b) and (c), a "Plan") and (d) persons who have certain specified relationships to Plans ("Parties in Interest" under ERISA and "Disqualified
Persons" under the Code). Moreover, based on the reasoning of the United
States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav.
Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account
(e.g., through the purchase of an annuity contract), and such insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, and ERISA and Section 4975 of the Code prohibit certain transactions between a Plan and Parties in Interest or Disqualified Persons with respect to such Plan. Violations of these rules may result in the imposition of excise taxes and other penalties and liabilities under ERISA and the Code.

         Prior to making an investment in the Units, prospective Plan investors should consult with their legal advisers concerning the impact of ERISA and the Code and the potential consequences of such investment with respect to their specific circumstances. Moreover, each Plan fiduciary should take into account, among other considerations, whether the fiduciary has the authority to make the investment; whether the investment constitutes a direct or indirect transaction with a Party in Interest or Disqualified Person; the composition of the Plan's portfolio with respect to diversification by type of asset; the Plan's funding objectives; the tax effects of the investment; and whether under the general fiduciary standards of investment prudence and diversification an investment in the Units is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. Governmental plans, foreign pension plans and certain church plans are not generally subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code.

         The sale of any Units to a Plan is in no respect a representation by the Fund that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.


                            DESCRIPTION OF UNITS


         The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the
"Operating Agreement") that defines many of the rights and responsibilities of the board of managers and members. A copy of the form of Operating
Agreement is attached hereto as Appendix B. Investors will become members of the Fund, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. See "Capital Accounts, Allocations and Distributions." The fiscal year of the Portfolio ends on October 31.

SUMMARY OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT

         The Operating Agreement governs the relationships, rights and obligations of the investors in the Fund. The following is intended only as a summary of certain provisions of the Operating Agreement not discussed elsewhere in this prospectus. The Operating Agreement is subject to the provisions of the Investment Company Act. The statements made herein do not purport to be complete and are qualified by reference to the Operating
Agreement. Prospective investors should study the entire Operating
Agreement before signing the Subscription Agreement.


         Fund Capital. Except as specifically provided in the Operating
Agreement, no investor is entitled to interest on any capital contribution to the Fund or on such investor's capital account. Except as otherwise provided in the Operating Agreement, no investor has the right to withdraw, or to receive any return of, such investor's capital contribution. No investor is required to make any additional capital contributions to the Fund beyond the amount of the investor's subscription. See "Liability of Members."

         Voting Rights of Investors. Investors cannot participate in the management or control of the Fund. However, the Operating Agreement provides that, subject to certain conditions described below, the investors may vote on or approve certain Fund matters. Upon notification to the Fund, investors may obtain a list of the names and addresses (if known) of all of the investors for a purpose reasonably related to such investor's interest as an investor of the Fund.

         Subject to the provisions described below, the investors may: (i) approve and elect and for cause disapprove and remove the members of the Board of Managers; (ii) to the extent required by the Investment Company
Act, approve or disapprove any proposed investment advisory contract or disapprove and terminate any such existing contract; provided, however, that such contracts are also approved by a majority of the members of the Board of Managers who are not parties to such contract or "interested persons" of any such party as such term is defined in the Investment
Company Act; (iii) to the extent required by the Investment Company Act, ratify or reject the appointment of the independent accountants of the Fund; (iv) to the extent required by the Investment Company Act, terminate the Portfolio's independent accountants (v) extend the time of termination and dissolution of the Portfolio subject to the approval of a majority of the disinterested managers; (vi) to the extent required by the Investment
Company Act, consent to the dissolution of the Portfolio; (vii) select a liquidator in certain limited circumstances; (viii) approve certain limited amendments to the Operating Agreement; and (ix) approve any other matters related to the business of the Fund that the Investment Company Act requires to be approved by the investors so long as the Fund is subject to the provisions of the Investment Company Act; provided, however, that, prior to the exercise of any such right of approval, the Board of Managers amend the Operating Agreement to reflect such additional voting right.

         Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of Fund Members and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from the Unitholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio.


         Transferability of Units. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Fund without the consent of the Fund, which consent may be withheld in its sole and absolute discretion. No member will have the right to require the Fund to redeem his, her or its Units. In addition, none of the Fund, the Portfolio, the Investment Adviser or the Investment Sub-Adviser or any of their respective affiliates, will make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.


         The issuance of Units is not subject to any preemptive rights, redemption rights or sinking fund and Units are not convertible into any other security of the Fund.


         The Portfolio's operating agreement contains substantially equivalent provisions.

OUTSTANDING SECURITIES AS OF _________, 2000




                 (1)                              (2)                        (3)                         (4)
                                                                       AMOUNT HELD BY            AMOUNT OUTSTANDING
                                                                         REGISTRANT              EXCLUSIVE OF AMOUNT
            TITLE OF CLASS                 AMOUNT AUTHORIZED          OR FOR ITS ACCOUNT           SHOWN UNDER (3)
            --------------                 ----------------           ------------------           ---------------


     Units of Membership Interest              Unlimited                      0                          --



LIABILITY OF MEMBERS


         You will not be liable for any obligations of the Fund in excess of your capital account balance, plus your share of undistributed profits. If, however, you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. The Fund has no intention of making such a distribution. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.

         The Portfolio's operating agreement contains substantially equivalent provisions.


DUTY OF CARE


         The Operating Agreement provides that the members of the Board of Managers shall not be personally liable to the Fund for the debts, obligations or liabilities of the Fund; obligated to cure any deficit in any capital account; required to return all or any portion of any capital contribution; or required to lend any funds to the Fund. The Operating Agreement also provides that no member of the Board of Managers, appropriate officer, member, investment adviser, distributor or selling agent of or for the Units of the Fund, or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives shall have any liability, responsibility, or accountability in damages or otherwise to any member or the Fund for any action or inaction on the part of the Fund or otherwise in connection with the business or affairs of the Fund or any Portfolio Company. The Operating Agreement contains provision for the indemnification, to the extent permitted by law, of the Board of Managers, appropriate officers, members, investment advisers, distributor or selling agent and any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives by the Fund, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification against any liability to which the indemnified person would otherwise be subject to as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Operating Agreement.



         The Portfolio's operating agreement contains substantially equivalent provisions.


AMENDMENT OF THE OPERATING AGREEMENT


         Subject to the requirements of the Investment Company Act, the Board of Managers may adopt amendments without a vote of the members provided such amendments do not impair the limited liability of the members, adversely affect the tax status of the Fund as a partnership or increase the amounts distributed to the investment adviser while decreasing the amounts distributed to other members.

         Amendments to the Operating Agreement may be proposed by any manager, U.S. Trust Company or by members owning in the aggregate, at least 10% of the outstanding Units. The person or persons proposing such amendments must submit to the Board of Managers (i) the text of the amendment, (ii) the purpose of the amendment, and in the case of proposals by members, (iii) an opinion of counsel reasonably acceptable to the Board of Managers that the proposed amendment is permitted by the Investment Company Act, the Delaware Limited Liability Company Act, applicable state and federal laws, and that the proposed amendment will not impair the limited liability of the members or adversely affect the classification of the Fund as a partnership for federal income tax purposes.


         To the extent required by the Investment Company Act, the Board of Managers shall submit all proposals validly presented to the Board of Managers to the members for a vote. Proposals approved by the Board of Managers will be adopted with the affirmative vote of a majority of the members, proposals which do not have the approval of the Board of Managers require the vote of more than 67% of the members for adoption.


         The Portfolio's operating agreement contains substantially equivalent provisions.


POWER OF ATTORNEY


         By purchasing an interest in the Fund, each member will appoint each member of the Board of Managers and appropriate officers of the Fund his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Fund as a limited liability company under Delaware law or signing instruments effecting authorized changes in the Fund or the Operating Agreement or conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.


         The power-of-attorney is a special power-of-attorney coupled with an interest and as such is irrevocable and continues in effect until expressly withdrawn or the investor ceases to be a member subject to and in accordance with the Operating Agreement.


         The Portfolio's operating agreement contains substantially equivalent provisions.


TERM, DISSOLUTION AND LIQUIDATION

The Fund will be dissolved:


         o on the final distribution of its assets as provided in the Operating Agreement;

         o upon election by the Board of Managers and subject, to the extent required by the Investment Company Act, to the consent of the members;

         o upon voluntary bankruptcy, liquidation or other dissolution of the Fund;

         o on the sale or other disposition at any one time of all or substantially all of the assets of the Fund; or


         o     as required by operation of law.


         Upon the occurrence of any event of dissolution, the Fund's Adviser, or a liquidator appointed by the Board of Managers, will be charged with winding up the affairs of the Fund and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts, Allocations and Distributions."

         Upon the dissolution of the Fund, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to members including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to members and (3) finally to members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Fund's Adviser or a liquidator determines that such a distribution would be in the interests of the members in facilitating an orderly liquidation.

The Portfolio will be dissolved:

         o on the tenth anniversary of the Termination Date, provided that the Board of Managers may extend termination for up to two additional periods of up to two years each; provided further, that termination may be extended to any later date with the approval of members holding at least two-thirds of the total number of votes eligible to be cast;

         o upon election by the Board of Managers and subject, to the extent required by the Investment Company Act, to the consent of the members;

         o upon the voluntary bankruptcy, liquidation or other dissolution of the Portfolio;

         o on the sale or other disposition at any one time of all or substantially all of the assets of the Portfolio; or

         o     as required by operation of law.

         Upon the occurrence of any event of dissolution, the Investment Adviser, or a liquidator appointed by the Board of Managers, will be charged with winding up the affairs of the Portfolio and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts, Allocations and Distributions."

         Upon the dissolution of the Portfolio, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Portfolio, other than debts to members including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to members and (3) finally to members and the Investment Adviser proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Investment Adviser or liquidator determines that such a distribution would be in the interests of the members in facilitating an orderly liquidation.



                            SELLING ARRANGEMENTS

DISTRIBUTOR


         Units are offered for sale by Charles Schwab & Co., Inc. (the "Distributor"), a registered broker-dealer and the Portfolio's distributor. Charles Schwab & Co., Inc. is a member of the Securities Investor Protector Corporation and New York Stock Exchange. The Distributor is an indirect, wholly owned subsidiary of The Charles Schwab Corporation, the parent company of U.S. Trust Corporation and an affiliate of the Investment Adviser and Investment Sub-Adviser. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which the Distributor has agreed to act as the principal distributor for the Units. This agreement is an agency agreement only and places the Distributor under no obligation to use its best efforts to sell the Units or otherwise solicit or promote transactions in such Units. The Distributor will not at any time purchase any Units for its own account and its sole function is to promote the sale of the Units. The Distributor is located at 101 Montgomery Street, San Francisco, California 94101.

         The Fund's Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agents") relating to the purchase of Units through such Selling Agents acting as brokers or agents for their customers. To the extent that the Distributor introduces investors to the Fund, the Fund's Adviser or an affiliate will pay the Distributor an on-going fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate through the fifth anniversary of the final subscription closing date of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Fund by the Distributor and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering.

         The Fund has agreed to indemnify the Distributor and each Selling Agent who enters into a selling agent agreement against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(i) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect any principal underwriter against any liability to the Fund or its security holders to which such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such agreement.



                               LEGAL MATTERS

         The validity of the Units offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Boston,
Massachusetts.


                            INDEPENDENT AUDITORS


         The Statement of Assets and Liabilities of the Fund and the Portfolio included in this prospectus has been audited by Ernst & Young, LLP, independent certified public accountants, as stated in their report included herein, and is included herein in reliance upon such report given on their authority as experts in auditing and accounting. Ernst & Young, LLP is located at 787 Seventh Avenue, New York, New York 10019.



                           AVAILABLE INFORMATION


         The Fund and the Portfolio are required to file reports with the Securities and Exchange Commission. Information about the Fund and the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You may obtain a Prospectus and Statement of Information relating to the Portfolio by contacting the Fund or the Portfolio at 212-852-3125.


         Investors should rely only on the information contained in this prospectus. The Fund has not and the Distributor has not, authorized any other person to provide investors with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Distributor or any selling agent, is, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. The Fund's business, financial condition, results of operations and prospectus may have changed since that date.


                             REPORTS TO MEMBERS


         The Fund will furnish to its members annual reports containing audited financial statements and such other periodic reports as it may determine to furnish or as may be required by law. Neither the Fund nor the Portfolio intends to hold annual meetings of their Unitholders.



                            FINANCIAL STATEMENTS

         The following comprise the financial statements of the Fund:

         o     Report of Independent Auditors;

         o     Statement of Assets and Liabilities; and

         o     Notes to Financial Statements.


         The following comprise the financial statements of the Portfolio:

         o     Report of Independent Auditors

         o     Statement of Assets and Liabilities; and

         o     Notes to Financial Statements.




                       REPORT OF INDEPENDENT AUDITORS



To the Members and Board of Directors
Excelsior Venture Investors III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Investors III, LLC (the "Fund") as of September __, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC at September __, 2000, in conformity with accounting principles generally accepted in the United States.






New York, New York
September __, 2000





                    [Fund Financial Statements to come]






                       REPORT OF INDEPENDENT AUDITORS





To the Members and Board of Directors
Excelsior Venture Partners III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Partners III, LLC (the "Fund") as of July 28, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC at July 28, 2000, in conformity with accounting principles generally accepted in the United States.





New York, New York
July 31, 2000




==============================================================================
                    Excelsior Venture Partners III, LLC
                    Statement of Assets and Liabilities

                               July 28, 2000

ASSETS:

  Cash ...................................................... $        500
  Deferred offering costs....................................    1,356,200

        TOTAL ASSETS.........................................    1,356,700

LIABILITIES:
  Offering costs payable.....................................    1,356,200


        TOTAL LIABILITIES....................................    1,356,200
                                                              -------------

NET ASSETS..................................................  $        500
                                                              =============

MEMBERSHIP INTERESTS OUTSTANDING............................             1
                                                              =============

NET ASSET VALUE PER UNIT....................................  $        500
                                                              -------------

NET ASSETS CONSISTED OF THE FOLLOWING AT JULY 28,  2000:
  Paid-in capital...........................................  $        500
                                                              -------------
       NET ASSETS...........................................  $        500
                                                              =============

==============================================================================

   Notes to Financial Statements are an integral part of this Statement.




                    EXCELSIOR VENTURE PARTNERS III, LLC

                       NOTES TO FINANCIAL STATEMENTS


         NOTE 1 - ORGANIZATION

         Excelsior Venture Partners III, LLC (the "Company") is a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act, and which has registered its securities for sale under the Securities Act of 1933. The Company was established as a Delaware limited liability company on February 18, 2000 and maintains a fiscal year end of October 31. The Company is authorized to offer an unlimited number of units of membership interests ("units") with no par value. The minimum subscription is $100,000.

         Certain costs incurred and to be incurred in connection with the initial offering of shares of the Company are estimated at $1,356,200. Each member's share of these costs will be deducted from his or her capital contribution on or shortly after the final subscription closing. The Company has no operations to date, other than the sale to David Fann, President and Co-CEO of the Company, of one unit on July 7, 2000.

         NOTE 2 - OFFERING COSTS

         The Company estimates incurring offering expenses of $1,356,200, comprised of $1,025,000 for legal and consulting, $30,000 for printing, $50,000 for advertising and marketing, $231,200 in registration, and $20,000 in other offering costs.

         NOTE 3 - CONTINGENT LIABILITIES

         The Company has entered into an agreement with Charles Schwab & Co., Inc. ("Schwab" or the "Distributor") whereby Schwab will pay the organization expenses of the Company if the Company receives less than $300,000,000 in subscriptions from its initial public offering of units. In the event the Company does receive subscriptions totaling $300,000,000 or more, the Company will pay its own organization expenses, and each member's share of these costs will be deducted from his or her initial capital contribution on or shortly after the final subscription closing. The Company estimates organization expenses to be $50,000, comprised of $10,000 for audit fees and $40,000 for legal and consulting fees.

         NOTE 4 - AGREEMENTS

         In return for its services and expenses which the Investment Adviser assumes under the Investment Advisory Agreement, the Company will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 2.00% of the Company's average quarterly net assets through the fifth anniversary of the final closing date and 1.00% of net assets thereafter. In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company's cumulative realized capital gains on all direct investments determined net of cumulative realized and unrealized losses on all investments of any type. The Incentive Carried Interest will be determined annually as of the end of each calendar year.

         Pursuant to an Administrative, Accounting and Investor Services Agreement, the Company retains PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank N.A., as Administrator. In addition, PFPC Trust Company serves as the Fund's custodian, and PFPC serves as transfer agent.

         The Investment Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agents") relating to the purchase of units through such Selling Agents acting as brokers or agents for their customers. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from this offering.



                          TABLE OF CONTENTS OF THE
                    STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page


Investment Restrictions................................................B-2



                                                                     APPENDIX A

              RESIDENTS OF THE FOLLOWING STATES MUST MEET THE
                  SUITABILITY STANDARDS AS SET FORTH BELOW

ARIZONA

         Arizona residents must represent in writing that their investment in Units of the Fund does not represent more than ten percent of their net worth less the value of their investments in limited partnership interests and must have one of the following: (a) an annual gross income of at least $75,000 and a net worth of at least $75,000 exclusive of home, car and home furnishings; (b) a net worth of at least $225,000 exclusive of home, car and home furnishings; or (c) in the case of sales to qualified pension or profit sharing plans or trusts, Keogh plans or individual retirement accounts, that the net worth and income requirements set forth in items (a) or (b) of this paragraph are met by the fiduciary account or by the donor who directly or indirectly supplies the monies for the purchase of the securities.

MINNESOTA

         To invest in Units of the Fund, Minnesota residents must qualify as an accredited investor as that term is defined pursuant to Rule 501 of the Securities Act of 1933, as amended.

NEBRASKA

         To invest in Units of the Fund, Nebraska residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least $1,000,000.

NEW HAMPSHIRE

         To invest in Units of the Fund , New Hampshire residents must meet one of the following: (a) annual taxable income of at least $50,000 and a net worth exclusive of home, car and home furnishings of at least $125,000; or (b) a net worth exclusive of home, car and home furnishings of at least $250,000.

OKLAHOMA

         To invest in Units of the Fund, Oklahoma residents must qualify as an accredited investor as that term is defined pursuant to Rule 501 of the Securities Act of 1933, as amended.

TEXAS

         To invest in Units of the Fund, Texas residents must qualify as an accredited investor as that term is defined pursuant to Rule 501 of the Securities Act of 1933, as amended.

WEST VIRGINIA

         To invest in Units of the Fund, West Virginia residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least $1,000,000.



Until ninety days after the date of this prospectus, all dealers effecting transactions in the Units, whether or not participating in this distribution, may be required to deliver a prospectus. This is in addition to the obligations of dealers to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.



The information in this statement of additional information is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



              SUBJECT TO COMPLETION, DATED SEPTEMBER 20, 2000


                    EXCELSIOR VENTURE INVESTORS III, LLC

                    STATEMENT OF ADDITIONAL INFORMATION


         Excelsior Venture Investors III, LLC (the "Fund") is a newly organized, closed-end, non-diversified investment management company. This statement of additional information relating to units of membership interest of the Fund does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated September ____, 2000. This statement of additional information does not include all information that a prospective investor should consider before purchasing units, and investors should obtain and read the prospectus prior to purchasing such units. A free copy of the prospectus may be obtained by calling the Fund at (212) 852-3125. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.


                             TABLE OF CONTENTS

                                                                       Page

Investment Restrictions.................................................B-2


INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding
Units:

         (1) invest 25% or more of the value of its total assets in any one industry;

         (2) issue senior securities or borrow money other than as permitted by the Investment Company Act;(2)

         (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the entry into repurchase agreements;

         (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

         (5) purchase or sell real estate or interests therein provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

         (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

         "Majority of the outstanding" means (i) 67% or more of the Units present at a meeting, if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (ii) more than 50% of the outstanding Units, whichever is less.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Mangers. The Fund may not:

         (1) Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.


         (2) Purchase securities of open-end or closed-end investment companies

         Notwithstanding any of the foregoing investment restrictions, the Fund may invest without limitation in Portfolio Units.




PART C - OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS


         1.  Part A:  Financial Statements of the Fund
                           Report of Independent Auditors.
                           Statement of Assets and Liabilities.
                           Notes to Financial Statements

                      Financial Statements of the Portfolio
                           Report of Independent Auditors
                           Statement of Assets and Liabilities
                           Notes to Financial Statements


         Part B:  Not applicable.

         2.  Exhibits

                  (a)      (1)      Certificate of Formation of Limited
                                    Liability Company filed June 1, 2000.*
                           (2)      Certificate of Amendment filed August
                                    30, 2000.
                           (3)      Limited Liability Company Operating
                                    Agreement.**

                  (b)      Not applicable.
                  (c)      Not applicable.

                  (d) Specimen Certificate of the Fund's Units, the rights of holders of which are defined in Exhibit(a)(3).**
                  (e)      Not applicable.
                  (f)      Not applicable.
                  (g) Form of Investment Advisory Agreement between the Fund and U.S. Trust Company.
                  (h)      (1)      Form of Distribution Agreement between
                                    the Fund and Charles Schwab & Co.,
                                    Inc.**
                           (2)      Form of Selling Agent Agreement among
                                    Charles Schwab & Co., Inc., the Fund
                                    and the selling agents.**

                  (i)      Not applicable.

                  (j)      (1)      Form of Custodian Agreement between the
                                    Fund and PFPC Trust Company.**
                           (2)      Form of Administration, Accounting and
                                    Investor Services Agreement between the
                                    Fund and PFPC, Inc.**
                           (3)      Form of Escrow Agreement between the
                                    Fund and PFPC, Inc.**
                  (k)      Not applicable.
                  (l) Opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP.**

                  (m)      Not applicable

                           (1)      Form of opinion and consent of Skadden,
                                    Arps, Slate, Meagher and Flom LLP as to
                                    certain tax matters.**
                           (2)      Agreement with respect to Seed
                                    Capital.**
                  (n)      Consent of Ernst & Young, LLP independent
                           auditors.**
                  (o)      Not applicable.
                  (p)      (1)      Form of Subscription Agreement for
                                    investment in Units of the Fund.**
                  (q)      Not applicable.
                  (r)      Code of Ethics of the Fund.**
                           (2)      Code of Ethics of U.S. Trust Company
                                    and the selling agents.** Code of
                                    Ethics of the Distribution.**
                  (s)      (1)      Power of Attorney* (2) Power of Attorney

*Incorporated by reference to the Fund's registration statement on Form N-2 (File Nos. 333-38550), filed on June 5, 2000.
**To be filed by amendment.


Item 25.  MARKETING ARRANGEMENTS


         See the Form of Distribution Agreement and Form of Selling Agent Agreement to be filed as Exhibits 2(h) (1) and (2) as well as the Fund's prospectus under the caption "Selling Arrangements."


Item 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses, payable by the Fund, in connection with the issuance and distribution of the securities covered by this registration statement.


              Securities and Exchange Commission fees....... [$13,200]

              Printing...................................... [  *   ]

              Legal fees and expenses....................... [  *   ]

              Independent auditors' fees and expenses....... [  *   ]

              Miscellaneous................................. [  *   ]
                                                              ------

                                         Total..............    *

* To be provided by amendment.

Item 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         Upon conclusion of the public offering of the Fund's shares, it is anticipated that no person will be controlled by or under common control with the Fund.

Item 28.  NUMBER OF HOLDERS OF SECURITIES AS OF SEPTEMBER ___, 2000

Title of Class                                 Number of Record Holders


Units of Membership Interest, without
par value                                                1


Item 29.  INDEMNIFICATION


         The Fund's Investment Advisory Agreement provides for indemnification by the Fund of the Fund's Adviser, from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from willful misfeasance, bad faith or gross negligence in the performance by the Fund's Adviser of its duties thereunder or the reckless disregard of its obligations and duties under the Fund's Investment Advisory Agreement.

         By subscribing for Units, each member agrees to indemnify and hold harmless the Fund, the Fund's Adviser, the members of the Board of Managers, each appropriate officer and each other member and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. The Operating Agreement provides that the members of the Board of Managers shall not be personally liable to the Fund for the debts, obligations or liabilities of the Fund; obligated to cure any deficit in any capital account; required to return all or any portion of any capital contribution; or required to lend any funds to the Fund. The Operating Agreement also provides that no member of the Board of Managers, appropriate officer, member, investment adviser, distributor or selling agent of or for the Units of the Fund, or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives shall have any liability, responsibility, or accountability in damages or otherwise to any member or the Fund for any action or inaction on the part of the Fund or otherwise in connection with the business or affairs of the Fund or any Portfolio Company. The Operating Agreement contains provision for the indemnification, to the extent permitted by law, of the Board of Managers, appropriate officers, members, investment advisers, distributor or selling agent and any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives by the Fund, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification to which the indemnified person would otherwise be subject to as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Operating Agreement.

         Pursuant to the Distribution Agreement and the Selling Agent Agreement, the Fund agrees to indemnify the Distributor and Selling Agent against certain civil liabilities, including liabilities under the federal securities laws.


Item 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


         U.S. Trust Company, the Fund's Investment Adviser, provides asset management, private banking and fiduciary services. For the names and principal businesses of the directors and certain senior executive officers of U.S. Trust Company, including those who are engaged in any other business, profession, vocation or employment of a substantial nature see the Fund's prospectus under the caption "Management."


Item 31. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Fund will be maintained at the office of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32.  MANAGEMENT SERVICES

         Except as described in the Prospectus under the caption
"Management," the Fund is not a party to any management service related contract.

Item 33.  UNDERTAKINGS

         The Fund undertakes to suspend the offering of its common shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         The Fund additionally undertakes, pursuant to Rule 415 under the Securities Act, as follows:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (a) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (b) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.



                                 SIGNATURES


         Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 20th day of September, 2000.


                                   EXCELSIOR VENTURE INVESTORS III, LLC


                                   By: /s/  David I. Fann
                                       --------------------------------------
                                       David I. Fann, Co-Chief Executive
                                       Officer and President
                                       (principal executive officer)



         Each person whose signature appears below hereby appoints David I. Fann his true and lawful attorney-in-fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to the registration statement of Excelsior Venture Investors III, LLC and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


      Signature                              Title                                      Date


     /s/ David I. Fann               Co-Chief Executive Officer and President      September 20, 2000
------------------------------       (principal executive officer)
         David I. Fann


     /s/ Douglas A. Lindgren*        Co-Chief Executive Officer and Chief          September 20, 2000
------------------------------       Investment Officer (principal executive
         Douglas A. Lindgren         officer)


     /s/ Brian F. Schmidt            Chief Financial Officer (principal            September 20, 2000
-----------------------------        financial and accounting officer)
         Brian F. Schmidt


     /s/ John C. Hover*              Manager                                       September 20, 2000
----------------------------
         John C. Hover II


     /s/ Gene M. Bernstein*          Manager                                       September 20, 2000
------------------------------
         Gene M. Bernstein


     /s/ Steven V. Murphy*           Manager                                       September 20, 2000
------------------------------
         Steven V. Murphy


     /s/ Victor F. Imbimbo, Jr.*     Manager                                       September 20, 2000
--------------------------------
         Victor F. Imbimbo, Jr.


*by: /s/ David I. Fann
-------------------------------
         David I. Fann
         Attorney-in-Fact




                                 SIGNATURES

         Excelsior Venture Partners III, LLC has duly caused this registration statement on Form N-2 of Excelsior Venture Investors III, LLC (File No. 333-38550) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 20th day of September, 2000.


                                EXCELSIOR VENTURE PARTNERS III, LLC


                                By:  /s/ David I. Fann
                                     ----------------------------------------
                                     David I. Fann, Co-Chief Executive Officer
                                     and President
                                     (principal executive officer)


         Each person whose signature appears below hereby appoints David I. Fann his true and lawful attorney-in-fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to the registration statement of Excelsior Venture Investors III, LLC and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:


      Signature                              Title                                      Date

     /s/ David I. Fann               Co-Chief Executive Officer and President      September 20, 2000
------------------------------       (principal executive officer)
         David I. Fann


     /s/ Douglas A. Lindgren*        Co-Chief Executive Officer and Chief          September 20, 2000
------------------------------       Investment Officer (principal executive
         Douglas A. Lindgren         officer)


     /s/ Brian F. Schmidt            Chief Financial Officer (principal            September 20, 2000
-----------------------------        financial and accounting officer)
         Brian F. Schmidt


     /s/ John C. Hover*              Manager                                       September 20, 2000
----------------------------
         John C. Hover II


     /s/ Gene M. Bernstein*          Manager                                       September 20, 2000
------------------------------
         Gene M. Bernstein


     /s/ Steven V. Murphy*           Manager                                       September 20, 2000
------------------------------
         Steven V. Murphy


     /s/ Victor F. Imbimbo, Jr.*     Manager                                       September 20, 2000
--------------------------------
         Victor F. Imbimbo, Jr.


*by: /s/ David I. Fann
-------------------------------
         David I. Fann
         Attorney-in-Fact






                     SECURITIES AND EXCHANGE COMMISSION
                           Washington. D.C. 20549



                                  EXHIBITS
                                     TO
                                  FORM N-2





                REGISTRATION STATEMENT UNDER THE SECURITIES
                               ACT OF 1933 [x]

                      Pre-Effective Amendment No. 1  [x}
                       Post-Effective Amendment No.  [ ]


                                   and/or


              REGISTRATION STATEMENT UNDER THE INVESTMENT FUND
                               ACT OF 1940       [x]

                             Amendment No. 1  [x]



                    EXCELSIOR VENTURE INVESTORS III, LLC
             (Exact Name of Registrant as Specified in Charter)




                               EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
                  (a)      (1)      Certificate of Formation of Limited
                                    Liability Company filed June 1, 2000.*
                           (2)      Certificate of Amendment filed August
                                    30, 2000.
                           (3)      Limited Liability Company Operating
                                    Agreement.**
                  (b)      Not applicable.
                  (c)      Not applicable.
                  (d)      Specimen Certificate of the Fund's Units, the
                           rights of holders of which are defined in
                           Exhibit(a)(3).**
                  (e)      Not applicable.
                  (f)      Not applicable.
                  (g)      Form of Investment Advisory Agreement between
                           the Fund and U.S. Trust Company.**
                  (h)      (1)       Form of Distribution Agreement between
                                     the Fund and Charles Schwab & Co.,
                                     Inc.**
                           (2)       Form of Selling Agent Agreement among
                                     Charles Schwab & Co., Inc., the Fund
                                     and the selling agents.**
                  (i)      Not applicable.
                  (j)      (1)       Form of Custodian Agreement between
                                     the Fund and PFPC Trust Company.**
                           (2)       Form of Administration, Accounting and
                                     Investor Services Agreement between
                                     the Fund and PFPC, Inc.**
                           (3)       Form of Escrow Agreement between the
                                     Fund and PFPC, Inc. **
                  (k)      Not applicable.
                  (l)      Opinion and consent of Skadden, Arps, Slate,
                           Meagher and Flom LLP.**
                  (m)      Not applicable
                           (1)       Form of opinion and consent of
                                     Skadden, Arps, Slate, Meagher and Flom
                                     LLP as to certain tax matters.**
                           (2)       Agreement with respect to Seed
                                     Capital.**
                  (n)      Consent of Ernst & Young, LLP independent
                           auditors.**
                  (o)      Not applicable.
                  (p)      (1)       Form of Subscription Agreement for
                                     investment in Units of the Fund.**
                  (q)      Not applicable.**
                  (r)      (1)       Code of Ethics of the Fund.**
                           (2)       Code of Ethics of U.S. Trust Company and
                                     the selling agents.**
                           (3)       Code of Ethics of the Distributor.**
                  (s)      (1)       Power of Attorney*
                           (2)       Power of Attorney


*  Incorporated by reference.
** To be filed by amendment.

------------
*   Interested person of the Portfolio.